UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

J.P. Morgan Mutual Fund Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JPMorgan Trust I

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Fund

270 Park Avenue

New York, NY 10017

April 17, 2014

Dear Shareholder:

I am writing to ask for your vote on important matters concerning your investment in the separate investment series of each of JPMorgan Trust I, J.P. Morgan Fleming Mutual Fund Group, Inc., J.P. Morgan Mutual Fund Investment Trust and Undiscovered Managers Funds (each a “Trust”; collectively, the Trusts). The Board of Trustees/Directors of each Trust (the “Board”) has called a special meeting of shareholders of the Trust scheduled for Tuesday, June 10, 2014 at 270 Park Avenue, New York, New York 10017, at 11:00 a.m. Eastern Time (“Meeting”).

It is important that you vote all proxies you receive.

The attached Proxy Statement relates to the following proposals that will be considered and acted upon at the Meeting:

(1)	To elect the current thirteen (13) Trustees/Directors for each Trust;

(2)	To amend the concentration policy of the JPMorgan Asia Pacific Fund;

(3)	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

After careful consideration, the Board recommends that you vote “FOR” the Proposals.

Proposal 1 will be voted on by all shareholders of the Trusts while Proposal (2) will be voted on only by shareholders of the JPMorgan Asia Pacific Fund.

Detailed information about each of the proposals is contained in the enclosed materials. Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on Tuesday, June 10, 2014. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

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We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Cards or by signing and dating each card and enclosing it in the postage-paid envelope provided for each Proxy Card. In addition, certain other J.P. Morgan Funds not listed herein will also hold a special meeting at the place and on the same date as the Trust. If you were also a shareholder of record on the record date of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. Please be certain to vote by telephone or via the Internet with respect to each J.P. Morgan Fund in which you are a shareholder of record or sign, date and return each proxy card you receive.

If you have any questions after considering the enclosed materials, please call 1 (866) 456-7052. We will get you the answers that you need promptly.

Sincerely,

Robert L. Young

President

JPMorgan Trust I

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

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JPMorgan Trust I

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

JPMorgan Alternative Strategies Fund

JPMorgan Asia Pacific Fund

JPMorgan California Municipal Money Market Fund

JPMorgan California Tax Free Bond Fund

JPMorgan China Region Fund

JPMorgan Commodities Strategy Fund

JPMorgan Corporate Bond Fund

JPMorgan Current Income Fund

JPMorgan Current Yield Money Market Fund

JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund

JPMorgan Diversified Real Return Fund

JPMorgan Dynamic Growth Fund

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Local Currency Debt Fund

JPMorgan Equity Focus Fund

JPMorgan Federal Money Market Fund

JPMorgan Floating Rate Income Fund

JPMorgan Global Allocation Fund

JPMorgan Global Bond Opportunities Fund

JPMorgan Global Equity Income Fund

JPMorgan Global Natural Resources Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan Growth and Income Fund

JPMorgan Income Builder Fund

JPMorgan Inflation Managed Bond Fund

JPMorgan Intermediate Tax Free Bond Fund

JPMorgan International Currency Income Fund

JPMorgan International Equity Fund

JPMorgan International Opportunities Fund

JPMorgan International Realty Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan International Value SMA Fund

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid European Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid International Fund

JPMorgan Intrepid Value Fund

JPMorgan Latin America Fund

JPMorgan Managed Income Fund

JPMorgan Market Neutral Fund

JPMorgan Mid Cap Equity Fund

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JPMorgan Multi-Sector Income Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan New York Tax Free Bond Fund

JPMorgan Prime Money Market Fund

JPMorgan Real Return Fund

JPMorgan Research Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

JPMorgan Short Duration High Yield Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan SmartAllocation Equity Fund

JPMorgan SmartAllocation Income Fund

JPMorgan SmartRetirement Income Fund

JPMorgan SmartRetirement 2010 Fund

JPMorgan SmartRetirement 2015 Fund

JPMorgan SmartRetirement 2020 Fund

JPMorgan SmartRetirement 2025 Fund

JPMorgan SmartRetirement 2030 Fund

JPMorgan SmartRetirement 2035 Fund

JPMorgan SmartRetirement 2040 Fund

JPMorgan SmartRetirement 2045 Fund

JPMorgan SmartRetirement 2050 Fund

JPMorgan SmartRetirement 2055 Fund

JPMorgan SmartRetirement Blend Income Fund

JPMorgan SmartRetirement Blend 2015 Fund

JPMorgan SmartRetirement Blend 2020 Fund

JPMorgan SmartRetirement Blend 2025 Fund

JPMorgan SmartRetirement Blend 2030 Fund

JPMorgan SmartRetirement Blend 2035 Fund

JPMorgan SmartRetirement Blend 2040 Fund

JPMorgan SmartRetirement Blend 2045 Fund

JPMorgan SmartRetirement Blend 2050 Fund

JPMorgan SmartRetirement Blend 2055 Fund

JPMorgan Strategic Income Opportunities Fund

JPMorgan Strategic Preservation Fund

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware High Income Fund

JPMorgan Tax Aware Income Opportunities Fund

JPMorgan Tax Aware Real Return Fund

JPMorgan Tax Aware Real Return SMA Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Total Emerging Markets Fund

JPMorgan Total Return Fund

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Equity Plus Fund

JPMorgan U.S. Small Company Fund

JPMorgan Value Advantage Fund

Security Capital U.S. Core Real Estate Securities Fund

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J.P. Morgan Fleming Mutual Fund Group, Inc.

JPMorgan Mid Cap Value Fund

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund

Undiscovered Managers Funds

JPMorgan Realty Income Fund

Undiscovered Managers Behavioral Value Fund

270 Park Avenue

New York, NY 10017

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 10, 2014

To the Shareholders:

NOTICE IS HEREBY GIVEN that, on behalf of each of their series named above (each a “Fund” and, collectively, the “Funds”), will hold a special meeting of shareholders at 270 Park Avenue, New York, New York 10017, on Tuesday, June 10, 2014 at 11:00 a.m. Eastern Time (the “Meeting”). Please contact Computershare at 1 866-456-7052 if you have any questions relating to attending the Meeting in person. The Meeting will be held for the following purposes:

(1)	To elect the current thirteen (13) Trustees for each Trust;

(2)	To amend the concentration policy of the JPMorgan Asia Pacific Fund

(3)	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of any Fund listed above at the close of business on March 21, 2014 (the “Record Date”).

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

Important Notice regarding the availability of Proxy Materials for the Special Meeting of Shareholders to be held on June 10, 2014.

This Proxy Statement is available at www.proxy-direct.com/jpm-25469

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Robert L. Young

President

April 17, 2014

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JPMorgan Trust I

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

JPMorgan Alternative Strategies Fund

JPMorgan Asia Pacific Fund

JPMorgan California Municipal Money Market Fund

JPMorgan California Tax Free Bond Fund

JPMorgan China Region Fund

JPMorgan Commodities Strategy Fund

JPMorgan Corporate Bond Fund

JPMorgan Current Income Fund

JPMorgan Current Yield Money Market Fund

JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund

JPMorgan Diversified Real Return Fund

JPMorgan Dynamic Growth Fund

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Local Currency Debt Fund

JPMorgan Equity Focus Fund

JPMorgan Federal Money Market Fund

JPMorgan Floating Rate Income Fund

JPMorgan Global Allocation Fund

JPMorgan Global Bond Opportunities Fund

JPMorgan Global Equity Income Fund

JPMorgan Global Natural Resources Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan Growth and Income Fund

JPMorgan Income Builder Fund

JPMorgan Inflation Managed Bond Fund

JPMorgan Intermediate Tax Free Bond Fund

JPMorgan International Currency Income Fund

JPMorgan International Equity Fund

JPMorgan International Opportunities Fund

JPMorgan International Realty Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan International Value SMA Fund

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid European Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid International Fund

JPMorgan Intrepid Value Fund

JPMorgan Latin America Fund

JPMorgan Managed Income Fund

JPMorgan Market Neutral Fund

JPMorgan Mid Cap Equity Fund

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JPMorgan Multi-Sector Income Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan New York Tax Free Bond Fund

JPMorgan Prime Money Market Fund

JPMorgan Real Return Fund

JPMorgan Research Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

JPMorgan Short Duration High Yield Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan SmartAllocation Equity Fund

JPMorgan SmartAllocation Income Fund

JPMorgan SmartRetirement Income Fund

JPMorgan SmartRetirement 2010 Fund

JPMorgan SmartRetirement 2015 Fund

JPMorgan SmartRetirement 2020 Fund

JPMorgan SmartRetirement 2025 Fund

JPMorgan SmartRetirement 2030 Fund

JPMorgan SmartRetirement 2035 Fund

JPMorgan SmartRetirement 2040 Fund

JPMorgan SmartRetirement 2045 Fund

JPMorgan SmartRetirement 2050 Fund

JPMorgan SmartRetirement 2055 Fund

JPMorgan SmartRetirement Blend Income Fund

JPMorgan SmartRetirement Blend 2015 Fund

JPMorgan SmartRetirement Blend 2020 Fund

JPMorgan SmartRetirement Blend 2025 Fund

JPMorgan SmartRetirement Blend 2030 Fund

JPMorgan SmartRetirement Blend 2035 Fund

JPMorgan SmartRetirement Blend 2040 Fund

JPMorgan SmartRetirement Blend 2045 Fund

JPMorgan SmartRetirement Blend 2050 Fund

JPMorgan SmartRetirement Blend 2055 Fund

JPMorgan Strategic Income Opportunities Fund

JPMorgan Strategic Preservation Fund

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware High Income Fund

JPMorgan Tax Aware Income Opportunities Fund

JPMorgan Tax Aware Real Return Fund

JPMorgan Tax Aware Real Return SMA Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Total Emerging Markets Fund

JPMorgan Total Return Fund

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Equity Plus Fund

JPMorgan U.S. Small Company Fund

JPMorgan Value Advantage Fund

Security Capital U.S. Core Real Estate Securities Fund

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J.P. Morgan Fleming Mutual Fund Group, Inc.

JPMorgan Mid Cap Value Fund

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund

Undiscovered Managers Funds

JPMorgan Realty Income Fund

Undiscovered Managers Behavioral Value Fund

270 Park Avenue

New York, NY10017

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PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 10, 2014

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES/DIRECTORS (“BOARD”) OF JPMORGAN TRUST I, J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC., J.P. MORGAN MUTUAL FUND INVESTMENT TRUST AND UNDISCOVERED MANAGERS FUNDS (each, a “Trust”, collectively, the “Trusts”), on behalf of each of their series named above (each a “Fund” and, collectively, the “Funds”), to be voted at a Special Meeting of Shareholders to be held on Tuesday, June 10, 2014, at 270 Park Avenue, New York, New York 10017, at 11:00 a.m. Eastern time, for the purposes set forth below and described in greater detail in this Proxy Statement. (The meeting and any adjournment(s) or postponement(s) of the meeting is referred to in this Proxy Statement as the “Meeting.”) This Proxy Statement, along with a Notice of Special Meeting of Shareholders and Proxy Card, is first being mailed to shareholders of the Funds on or about April 17, 2014.

The following proposals will be considered and acted upon at the Meeting:

PROPOSAL	Affected Fund(s)	Page
(1) To elect the current thirteen (13) Trustees for the Trust.	All Funds	6
(2) To amend the concentration policy of the JPMorgan Asia Pacific Fund	JPMorgan Asia Pacific Fund	27
(3) To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.	All Funds

Each proposal will be implemented if approved by shareholders and is not contingent on the approval of any other proposal.

You are entitled to vote at the Meeting, including any adjournment(s) or postponement(s) thereof, if you owned shares of any Fund at the close of business on March 21, 2014 (“Record Date”).

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of each of the applicable proposals. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the applicable Trust a subsequently dated Proxy Card, (2) deliver to the applicable Trust a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

For each of JPMorgan Trust I and J.P. Morgan Mutual Fund Investment Trust, the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Trust shall constitute a quorum at the Meeting for those actions for which a vote of shareholders of the Trust is required, and a majority of the outstanding shares of a Fund shall constitute a quorum at the Meeting for those actions for which a vote of shareholders of solely that Fund is required. For Undiscovered Managers Funds, the presence in person or by proxy of the holders of record of forty percent of its outstanding shares shall constitute a quorum at the Meeting for those actions for which a vote of its shareholders are required. For J.P. Morgan Fleming Mutual Fund Group, Inc., the presence in person or by proxy of the holders of record of one-third of its outstanding shares shall constitute a quorum at the Meeting for those actions for which a vote of its shareholders are required.

In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the

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Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. Any broker non-votes received will be excluded from the calculation of the number of votes required to approve any proposal to adjourn a Meeting. Please refer to the section in this Proxy Statement titled “Adjournments” for additional details.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may submit the Proxy Card included with this Proxy Statement or attend the Meeting in person.

The most recent annual report of each of the Funds, including financial statements, for each Fund’s most recent completed fiscal year have been mailed previously to shareholders. If you would like to receive additional copies of these shareholder reports free of charge, or copies of any subsequent shareholder report, please make the request in writing to J.P. Morgan Funds Services, PO. Box 8528, Boston MA 02261-8528 or by calling 1-800-480-4111. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request. You can also obtain the annual report for any J.P. Morgan Fund by visiting www.jpmorganfunds.com.

PROPOSAL 1

Applicable Funds: All Funds

ELECTION OF EACH OF THE CURRENT TRUSTEES/DIRECTORS

What are shareholders being asked to approve in Proposal 1?

The purpose of this proposal is to elect the current Board of Trustees/Directors for each Trust. It is intended that the enclosed Proxy Card will be voted for the election as Trustees/Directors of the Trusts the thirteen current trustees/Directors listed below. Under the 1940 Act, each Fund is required to seek shareholder approval whenever less than two-thirds of its Board members have been elected by shareholders. Although the Funds are not currently required to ask their shareholders to elect or re-elect Trustees since more than two-thirds of their current Trustees were previously elected by shareholders, the Funds are seeking shareholder approval at this time to accommodate potential future resignations or retirements.

Who are the Trustees/Directors to be elected to the Board?

The Board, based on the recommendation of the Governance Committee, has nominated for election each of the Trustees/Directors (each, a “Trustee” and collectively, the “Trustees”) who currently serve as trustees of the J.P. Morgan Funds. Each Trustee would hold office until his or her death, resignation, removal, incapacity, or retirement. The Trustees are John F. Finn, Dr. Matthew Goldstein, Robert J. Higgins, Frankie D. Hughes, Peter C. Marshall, Mary E. Martinez, Marilyn McCoy, Mitchell M. Merin, William G. Morton, Jr., Dr. Robert A. Oden, Jr., Marian U. Pardo, Frederick W. Ruebeck and James J. Schonbachler. Each of the Trustees, other than Ms. Martinez, Mr. Merin, Ms. Pardo and Ms. Hughes, was elected at the shareholder meeting held on January 20, 2005. Ms. Hughes was appointed by the other Trustees to fill a vacancy on the Board in November 2008. To fill vacancies created by the retirement of three former Trustees at the end of 2012, the Governance Committee and Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. The Trustees are also trustees of the other registered investment companies in the J.P. Morgan Fund complex, a fund complex consisting of twelve registered investment companies advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”) or its affiliates (the “J.P. Morgan Funds Complex”). JPMIM is a wholly-owned subsidiary of

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JPMorgan Chase & Co., a leading global financial services firm with assets of $2.4 trillion and operations worldwide.

What are the qualifications of the Trustees to be elected to the Board?

The Board’s Governance Committee is responsible for selection and nomination of persons for election or appointment as Trustees. At the February 12, 2014 Board meeting, the Governance Committee and Board evaluated each Trustee. The following is a description of the factors considered by the Governance Committee and the Board in concluding that each Trustee should serve for election as Trustee of each Trust. The Governance Committee and Board evaluated each Trustee both individually and in the broader context of the Board’s overall effectiveness.

The Governance Committee and the Board considered the commitment that each Trustee has demonstrated in serving on the Board including the significant time each Trustee has devoted to preparing for meetings and the active engagement and participation of each Trustee at Board meetings. The Governance Committee and the Board also considered the character of each Trustee noting that each Trustee is committed to executing his or her duties as a trustee with diligence, honesty and integrity. The Governance Committee and the Board also considered the contributions that each Trustee has made to the Board in terms of experience, leadership, independence and the ability to work effectively and collaboratively with other Board members.

The Governance Committee also considered the significant and relevant experience and knowledge that each Trustee has with respect to registered investment companies and asset management. The Governance Committee and the Board noted the additional experience that each of the Trustees has gained with respect to registered investment companies as a result of his or her service on the J.P. Morgan Funds Board. The J.P. Morgan Funds overseen by the J.P. Morgan Funds Board represent almost every asset class including (1) fixed income funds including traditional bond funds, municipal bond funds, high yield funds, government funds, and emerging markets debt funds, (2) money market funds, (3) international, emerging markets and country/region funds, (4) equity funds including small, mid and large capitalization funds and value and growth funds, (5) index funds, (6) funds of funds, including target date funds, and (7) specialty funds including market neutral funds, long/short funds and funds that invest in real estate securities and commodity-related securities and derivatives. The Governance Committee and the Board also considered the experience that each Trustee had with respect to reviewing agreements with the Funds’ service providers in connection with their broader service to the J.P. Morgan Funds including each Fund’s investment adviser, custodian, and fund accountant.

The Governance Committee and the Board also considered the experience and contribution of each Trustee in the context of the Board’s leadership and committee structure. The Board currently has six standing committees including the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee, and the Money Market Funds/Alternative Products Committee. Prior to August 22, 2013, the Board had four committees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee and the Investments Committee. The Investments Committee had three sub-committees: an Equity Subcommittee, a Fixed Income Subcommittee and a Money Market and Alternatives Product Subcommittee. Effective August 22, 2013, the Investments Sub-Committees were reorganized into three separate investment committees: the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee. Different members of the Board serve on these three investment committees with respect to each asset type thereby allowing the J.P. Morgan Funds Board to effectively evaluate information for the 165 Funds in the J.P. Morgan Funds Complex in a focused, disciplined manner.

The Governance Committee and the Board also considered the operational efficiencies achieved by having a single Board for the Funds and the other registered investment companies overseen by the Adviser and its affiliates as well as the extensive experience of certain Trustees in serving on Boards for registered investment companies advised by subsidiaries or affiliates of JPMorgan Chase & Co. and/or Bank One Corporation (known as “heritage J.P. Morgan Funds” or “heritage One Group Mutual Funds”).

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In reaching its conclusion that each Trustee should continue to serve as a Trustee of each Trust, the Board also considered the following additional specific qualifications, contributions and experience of each Trustee:

John F. Finn. Mr. Finn has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1998. Until February 2013, Mr. Finn served on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Finn has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Mr. Finn currently serves as a member of the Equity Committee and the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. In addition, Mr. Finn is also the head of the Strategic Planning Working Group, comprised of independent Trustees. The Strategic Planning Working Group works with the administrator to the Trust on initiatives related to efficiency and effectiveness of Board materials and meetings.

Dr. Matthew Goldstein. Dr. Goldstein has served as the Chairman of the Board since January 2013 and on the J.P. Morgan Funds Board since 2005. Dr. Goldstein was a member of the heritage J.P. Morgan Funds Board since 2003. Dr. Goldstein serves as the Chairman of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Fund. Dr. Goldstein previously served as the Chairman of the Money Market and Alternative Products Subcommittee.

Robert J. Higgins. Mr. Higgins has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2002. Mr. Higgins serves as the Chairman of the Equity Committee. Until February 2013, Mr. Higgins served on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Higgins has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Mr. Higgins currently serves on the Compliance Committee. As a member of the Compliance Committee, he has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents.

Frankie D. Hughes. Ms. Hughes has served on the J.P. Morgan Funds Board since 2008. Until February 2013, Ms. Hughes was a member of the Fixed Income Subcommittee. Ms. Hughes is also a member of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Ms. Hughes also serves as a member of the Money Market Funds and Alternative Products Committee.

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Peter C. Marshall. Mr. Marshall has served on the J.P. Morgan Funds Board since 2005 and is currently Vice Chairman. Mr. Marshall was also the Chairman of the heritage One Group Mutual Funds Board, serving as a member of such Board since 1985. Mr. Marshall was also an Audit Committee Financial Expert for the heritage One Group Mutual Funds. Mr. Marshall serves as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. Mr. Marshall also serves as a member of the Money Market Funds and Alternative Products Committee.

Mary E. Martinez. Ms. Martinez has served on the J.P. Morgan Funds Board since January 2013. In addition to the experience that Ms. Martinez has gained through her service on the J.P. Morgan Funds Board, Ms. Martinez was a senior financial services executive with over 25 years of experience in asset management, wealth management and private banking services. She has extensive experience with respect to registered investment companies and asset management products as a result of serving as president to other registered investment companies and as a chief operating officer of an asset management firm with responsibility for product development, management, infrastructure and operating oversight, including experience with respect to: (1) diversified product offerings including fundamental, quantitative, traditional and alternative asset classes; (2) asset and portfolio management analytics; (3) risk management and governance; and (4) regulatory and financial reporting. Ms. Martinez also serves on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, she has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Ms. Martinez also serves as a member of the Fixed Income Committee.

Marilyn McCoy. Ms. McCoy has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1999. Ms. McCoy is the Chairman of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Ms. McCoy also serves as a member of the Equity Committee.

Mitchell M. Merin. Mr. Merin has served on the J.P. Morgan Funds Board since January 2013 and is the Chairman of the Money Market Funds and Alternative Products Committee. In addition to the experience that Mr. Merin has gained through his service on the J.P. Morgan Funds Board, Mr. Merin has been in the securities and asset management business for over 25 years and has served as both a board member and president of other registered investment companies and has extensive experience with respect to (1) taxable fixed income products and derivatives; (2) investment oversight; and (3) board governance of registered investment companies and other public companies. Mr. Merin has held leadership positions within the investment company industry including serving as a member of the Executive Committee of the Board of Governors of the Investment Company Institute and the Chair of the Fixed Income Securities and Investment Company Committees of NASDR. Mr. Merin also serves on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, he has participated in the appointment of the Fund’s independent accountants, the oversight of the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board.

8

William G. Morton, Jr. Mr. Morton has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2003. Mr. Morton also serves as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. Mr. Morton also serves as a member of the Equity Committee.

Dr. Robert A. Oden Jr. Dr. Oden has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1997. Until February 2013, Dr. Oden was a member of the Compliance Committee. As a member of the Compliance Committee, he has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Dr. Oden currently serves as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. Dr. Oden also serves as a member of the Fixed Income Committee.

Marian U. Pardo. Ms. Pardo has served on the J.P. Morgan Funds Board since February 2013. In addition to the experience that Ms. Pardo has gained through her service on the J.P. Morgan Funds Board, Ms. Pardo has been in the financial services industry since 1968, with experience in banking, lending, and investment management, and has specific experience with respect to (1) portfolio management, (2) the J.P. Morgan Funds’ investment advisory business, and (3) banking and investment management. She served as a portfolio manager for equity funds across the capitalization spectrum including, prior to 2002, small cap US equity funds advised by JPMIM. Ms. Pardo is also a member of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Ms. Pardo also serves as a member of the Money Market Funds/Alternative Products Committee.

Frederick W. Ruebeck. Mr. Ruebeck has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1994. Mr. Ruebeck is the Chairman of the Fixed Income Committee. Mr. Ruebeck also serves on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Ruebeck has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board.

James J. Schonbachler. Mr. Schonbachler has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2001. Mr. Schonbachler serves as Chairman of the Audit and Valuation Committee. In connection with his duties to the Audit and Valuation Committee, Mr. Schonbachler has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser,

9

overseeing the quality and objectivity of the Funds’ independent audit and the financial statements, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Mr. Schonbachler also serves as a member of the Fixed Income Committee.

Additional Information concerning the Trustees

Information about the Trustees, including their year of birth their position(s) with the Trust, term of office, length of time served, principal occupations during the past five years, and other current directorships, is set forth in the table below. Each Trustee has consented to being named in this proxy statement and has agreed to continue to serve on the Board if re-elected; however, should any Trustee become unable or unwilling to accept re-election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board may recommend. There are no family relationships among the Trustees. The address for each of the Trustees is 270 Park Avenue, New York, New York 10017.

A Trustee is deemed to be “independent” to the extent the Trustee is not an “interested person” of the Trusts or the other funds in the J.P. Morgan Funds Complex, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) (each, an “Independent Trustee”).

Name and Year of Birth	Position(s) with the Trusts, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Independent Trustees
Dr. Matthew Goldstein (1941)	Chairman since 2013; Trustee, indefinite since 2005;	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	165	Trustee, Museum of Jewish Heritage (2011-present)

John F. Finn (1947)	Trustee, indefinite, since 1998	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1975-present).	165	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present)

Robert J. Higgins (1945)	Trustee, indefinite, since 2005	Retired. Director of Administration of the State of Rhode Island (2003-2004); President—Consumer Banking and Investment Services Fleet Boston Financial (1971-2002).	165	None

Peter C. Marshall (1942)	Vice Chairman since 2005; Trustee, indefinite, since 1985	Self-employed business consultant (2002-present);	165	None

Mary E. Martinez (1960)	Trustee, indefinite, since 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005)	165	None

10

Name and Year of Birth	Position(s) with the Trusts, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Marilyn McCoy (1948)[2]	Trustee, indefinite, since 1999	Vice President of Administration and Planning, Northwestern University (1985-present).	165	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953)	Trustee, indefinite, since 2013	Retired (2005-present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005)	165	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937)	Trustee, indefinite, since 2005	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	165	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946)	Trustee, indefinite, since 1997	Retired; President, Carleton College (2010-present); President, Kenyon College (1995-2002).	165	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo[3] (1946)	Trustee, indefinite, since February 1, 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006)	165	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006–present)

Frederick W. Ruebeck (1939)	Trustee, indefinite, since 1994	Consultant (2000-present); Advisor, JP Green & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	165	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943)	Trustee, indefinite, since 2005	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	165	None

Interested Trustee
Frankie D. Hughes (1952)[4]	Trustee, indefinite, since 2008	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present)	165	Trustee, The Victory Portfolios (2000-2008) (investment companies)

[1]	A “Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes twelve registered investment companies (165 funds).
[2]	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

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[3]	In connection with prior employment with JPMorgan Chase & Co., Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase & Co. in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.
[4]	Ms. Hughes may be deemed to be an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

Executive Officers

Officers of the Trust are appointed by the Board to oversee the day-to-day activities of each series of the Trust. Information about the executive officers of the Trust, including their principal occupations during the past five years, is set forth in Exhibit B. Each of these officers is also an officer and/or employee of JPMIM or its affiliates.

Share Ownership

As of March 21, 2014, each of the Trustees and executive officers of the Trust beneficially owned individually and, collectively as a group, less than 1% of the outstanding shares of each class of each Fund of the Trust, respectively.

The following table sets forth the aggregate dollar range of equity securities owned by each Trustee of the Funds of the Trust solicited by this Proxy Statement and of all funds in the Family of Investment Companies (defined below) as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each Trustee.

Trustees	Ownership of 100% U.S. Treasury Securities Money Market Fund	Ownership of Access Balanced Fund	Ownership of Access Growth Fund	Ownership of Alternative Strategies Fund	Ownership of Asia Pacific Fund
Independent Trustees
John F. Finn	None	None	None	None	None

Dr. Matthew Goldstein	None	None	None	None	None

Robert J. Higgins	None	None	None	None	None

Peter C. Marshall	None	None	None	None	None

Mary E. Martinez	None	None	None	None	None

Marilyn McCoy	None	None	None	None	None

Mitchell M. Merin	None	None	None	None	None

William G. Morton, Jr.	None	None	None	None	None

Dr. Robert A. Oden, Jr.	None	Over $100,000	None	None	None

Marion U. Pardo	None	None	None	None	None

Frederick W. Ruebeck	None	None	Over $100,000	None	None

James J. Schonbachler	None	$10,001- $50,000	None	None	None

Interested Trustees
Frankie D. Hughes	None	None	None	None	None

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Trustees	Ownership of California Municipal Money Market Fund	Ownership of California Tax Free Bond Fund	Ownership of China Region Fund	Ownership of Commodities Strategy Fund	Ownership of Corporate Bond Fund
Independent Trustees

John F. Finn	None	None	None	None	None

Dr. Matthew Goldstein	None	None	None	None	None

Robert J. Higgins	None	None	None	None	None

Peter C. Marshall	None	None	None	None	None

Mary E. Martinez	None	None	None	None	None

Marilyn McCoy	None	None	None	None	None

Mitchell M. Merin	None	None	None	None	None

William G. Morton, Jr.	None	None	None	None	None

Dr. Robert A. Oden, Jr.	None	None	None	None	None

Marion U. Pardo	None	None	None	None	None

Frederick W. Ruebeck	None	None	None	None	None

James J. Schonbachler	None	None	None	None	None

Interested Trustees
Frankie D. Hughes	None	None	None	None	None

Trustees	Ownership of Current Income Fund	Ownership of Current Yield Money Market Fund	Ownership of Disciplined Equity Fund	Ownership of Diversified Fund	Ownership of Dynamic Growth Fund
Independent Trustees

John F. Finn	None	None	None	None	None

Dr. Matthew Goldstein	None	None	None	None	None

Robert J. Higgins	None	None	None	None	None

Peter C. Marshall	None	None	None	None	None

Mary E. Martinez	None	None	None	None	None

Marilyn McCoy	None	None	None	None	None

Mitchell M. Merin	None	None	None	None	None

William G. Morton, Jr.	None	None	None	None	None

Dr. Robert A. Oden, Jr.	None	None	None	None	None

Marion U. Pardo	None	None	None	None	None

Frederick W. Ruebeck	None	None	None	None	None

James J. Schonbachler	None	None	None	None	None

Interested Trustees
Frankie D. Hughes	None	None	None	None	None

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Trustees	Ownership of Dynamic Small Cap Growth Fund	Ownership of Emerging Economies Fund	Ownership of Emerging Markets Debt Fund	Ownership of Emerging Market Equity Fund	Ownership of Emerging Markets Local Currency Debt Fund
Independent Trustees
John F. Finn	None	None	None	None	None

Dr. Matthew Goldstein	None	None	None	None	None

Robert J. Higgins	None	None	None	None	None

Peter C. Marshall	None	None	None	None	None

Mary E. Martinez	None	None	None	None	None

Marilyn McCoy	None	None	None	Over $100,000	None

Mitchell M. Merin	None	None	None	None	None

William G. Morton, Jr.	None	None	None	$50,001- $100,000	None

Dr. Robert A. Oden, Jr.	None	None	None	None	None

Marion U. Pardo	None	Over $100,000	None	None	None

Frederick W. Ruebeck	None	None	None	None	None

James J. Schonbachler	None	None	None	None	None

Interested Trustees
Frankie D. Hughes	None	None	None	None	None

Trustees	Ownership of Equity Focus Fund	Ownership of Federal Money Market Fund	Ownership of Floating Rate Income Fund	Ownership of Global Allocation Fund	Ownership of Global Bond Opportunities Fund
Independent Trustees

John F. Finn	None	None	None	None	None

Dr. Matthew Goldstein	None	None	None	None	None

Robert J. Higgins	None	None	None	None	None

Peter C. Marshall	None	None	None	None	None

Mary E. Martinez	None	None	None	None	None

Marilyn McCoy	None	None	None	None	None

Mitchell M. Merin	None	None	None	None	None

William G. Morton, Jr.	None	None	None	None	None

Dr. Robert A. Oden, Jr.	None	None	None	None	None

Marion U. Pardo	None	None	Over $100,000	None	None

Frederick W. Ruebeck	None	None	None	None	None

James J. Schonbachler	None	None	$50,001- $100,000	None	None
Interested Trustees
Frankie D. Hughes	None	None	None	None	None

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Trustees	Ownership of Global Equity Income Fund	Ownership of Global Natural Resources Fund	Ownership of Global Research Enhanced Index Fund	Ownership of Growth Advantage Fund	Ownership of Growth and Income Fund
Independent Trustees
John F. Finn	None	None	None	None	Over $100,000

Dr. Matthew Goldstein	None	None	None	None	None

Robert J. Higgins	None	None	None	Over $100,000	None

Peter C. Marshall	None	None	None	None	None

Mary E. Martinez	None	None	None	None	None

Marilyn McCoy	None	None	None	None	None

Mitchell M. Merin	None	None	None	None	None

William G. Morton, Jr.	None	None	None	None	None

Dr. Robert A. Oden, Jr.	None	None	None	None	None

Marion U. Pardo	None	None	None	None	None

Frederick W. Ruebeck	None	None	None	None	None

James J. Schonbachler	None	None	None	None	None

Interested Trustees
Frankie D. Hughes	None	None	None	None	None

Trustees	Ownership of Income Builder Fund	Ownership of Inflation Managed Bond Fund	Ownership of Intermediate Tax Free Bond Fund	Ownership of International Currency Income Fund	Ownership of International Equity Fund
Independent Trustees
John F. Finn	None	None	None	None	None

Dr. Matthew Goldstein	$50,001- $100,000	None	None	None	None

Robert J. Higgins	None	None	None	None	None

Peter C. Marshall	$50,001- $100,000	None	None	None	None

Mary E. Martinez	None	None	None	None	None

Marilyn McCoy	None	None	None	None	None

Mitchell M. Merin	None	None	None	None	None

William G. Morton, Jr.	None	None	None	None	None

Dr. Robert A. Oden, Jr.	None	None	None	None	None

Marion U. Pardo	None	None	None	None	None

Frederick W. Ruebeck	None	None	None	None	None

James J. Schonbachler	None	None	$50,001- $100,000	None	None
Interested Trustees
Frankie D. Hughes	None	None	None	None	None

15

Trustees	Ownership of International Opportunities Fund	Ownership of International Realty Fund	Ownership of International Unconstrained Equity Fund	Ownership of International Value Fund	Ownership of International Value SMA Fund
Independent Trustees
John F. Finn	None	None	None	None	None

Dr. Matthew Goldstein	None	None	None	None	None

Robert J. Higgins	Over $100,000	None	None	Over $100,000	None

Peter C. Marshall	None	None	None	None	None

Mary E. Martinez	None	None	None	None	None

Marilyn McCoy	None	None	None	None	None

Mitchell M. Merin	None	None	None	None	None

William G. Morton, Jr.	None	None	None	None	None

Dr. Robert A. Oden, Jr.	None	None	None	None	None

Marion U. Pardo	None	None	None	Over $100,000	None

Frederick W. Ruebeck	None	None	None	None	None

James J. Schonbachler	None	None	None	None	None

Interested Trustees
Frankie D. Hughes	None	None	None	None	None

Trustees	Ownership of Intrepid Advantage Fund	Ownership of Intrepid America Fund	Ownership of Intrepid European Fund	Ownership of Intrepid Growth Fund	Ownership of Intrepid International Fund
Independent Trustees
John F. Finn	None	None	None	None	None

Dr. Matthew Goldstein	None	None	None	$50,001- $100,000	None

Robert J. Higgins	None	None	None	None	None

Peter C. Marshall	None	None	None	None	None

Mary E. Martinez	None	None	None	None	None

Marilyn McCoy	None	Over $100,000	None	None	None

Mitchell M. Merin	None	None	None	None	None

William G. Morton, Jr.	None	None	None	None	None

Dr. Robert A. Oden, Jr.	None	None	None	None	None

Marion U. Pardo	None	None	None	None	None

Frederick W. Ruebeck	None	None	None	None	None

James J. Schonbachler	None	None	None	None	None

Interested Trustees
Frankie D. Hughes	None	None	None	None	None

16

Trustees	Ownership of Intrepid Value Fund	Ownership of Latin America Fund	Ownership of Managed Income Fund	Ownership of Market Neutral Fund	Ownership of Mid Cap Equity Fund
Independent Trustees
John F. Finn	None	None	None	None	Over $100,000

Dr. Matthew Goldstein	None	None	None	None	None

Robert J. Higgins	None	None	None	None	None

Peter C. Marshall	None	None	None	None	None

Mary E. Martinez	None	None	None	None	None

Marilyn McCoy	None	None	None	None	None

Mitchell M. Merin	None	None	None	None	None

William G. Morton, Jr.	None	None	None	None	None

Dr. Robert A. Oden, Jr.	None	None	None	None	None

Marion U. Pardo	None	None	None	None	None

Frederick W. Ruebeck	None	None	None	None	None

James J. Schonbachler	None	None	None	None	None

Interested Trustees
Frankie D. Hughes	None	None	None	None	None

Trustees	Ownership of Mid Cap Value Fund	Ownership of Multi- Sector Income Fund	Ownership of New York Municipal Money Market Fund	Ownership of New York Tax Free Fund	Ownership of Prime Money Market Fund
Independent Trustees
John F. Finn	Over $100,000	None	None	None	None

Dr. Matthew Goldstein	$10,001- $50,000	None	None	None	None

Robert J. Higgins	Over $100,000	None	None	None	None

Peter C. Marshall	None	None	None	None	None

Mary E. Martinez	None	None	None	None	None

Marilyn McCoy	None	None	None	None	None

Mitchell M. Merin	None	None	None	None	None

William G. Morton, Jr.	None	None	None	None	None

Dr. Robert A. Oden, Jr.	None	None	None	None	None

Marion U. Pardo	None	None	None	None	None

Frederick W. Ruebeck	None	None	None	None	None

James J. Schonbachler	None	None	None	None	$1-$10,000

Interested Trustees
Frankie D. Hughes	None	None	None	None	Over $100,000

17

Trustees	Ownership of Real Return Fund	Ownership of Realty Income Fund	Ownership of Research Equity Long/Short Fund	Ownership of Research Market Neutral Fund	Ownership of Short Duration High Yield Fund
Independent Trustees
John F. Finn	None	None	None	None	None

Dr. Matthew Goldstein	None	None	None	None	None

Robert J. Higgins	None	None	None	None	None

Peter C. Marshall	None	None	None	None	None

Mary E. Martinez	None	None	None	None	None

Marilyn McCoy	None	None	None	None	None

Mitchell M. Merin	None	None	None	None	None

William G. Morton, Jr.	None	None	None	None	None

Dr. Robert A. Oden, Jr.	None	None	None	None	None

Marion U. Pardo	None	None	None	None	None

Frederick W. Ruebeck	None	None	None	None	None

James J. Schonbachler	None	None	None	None	None

Interested Trustees
Frankie D. Hughes	None	None	None	None	None

Trustees	Ownership of Small Cap Core Fund	Ownership of Small Cap Equity Fund	Ownership of Smart Allocation Equity Fund	Ownership of Smart Allocation Income Fund	Ownership of Smart Retirement Income Fund
Independent Trustees
John F. Finn	None	None	None	None	None

Dr. Matthew Goldstein	None	$50,001- $100,000	None	None	None

Robert J. Higgins	None	None	None	None	None

Peter C. Marshall	None	None	None	None	None

Mary E. Martinez	None	None	None	None	None

Marilyn McCoy	None	None	None	None	None

Mitchell M. Merin	None	None	None	None	None

William G. Morton, Jr.	None	None	None	None	None

Dr. Robert A. Oden, Jr.	None	None	None	None	None

Marion U. Pardo	None	None	None	None	None

Frederick W. Ruebeck	None	None	None	None	None

James J. Schonbachler	None	None	None	None	None

Interested Trustees
Frankie D. Hughes	None	None	None	None	None

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Trustees	Ownership of Smart Retirement 2010 Fund	Ownership of Smart Retirement 2015 Fund	Ownership of Smart Retirement 2020 Fund	Ownership of Smart Retirement 2025 Fund	Ownership of Smart Retirement 2030 Fund
Independent Trustees
John F. Finn	None	None	None	None	None

Dr. Matthew Goldstein	None	None	None	None	None

Robert J. Higgins	None	None	None	None	None

Peter C. Marshall	None	None	None	None	None

Mary E. Martinez	None	None	None	None	None

Marilyn McCoy	None	None	None	None	None

Mitchell M. Merin	None	None	None	None	None

William G. Morton, Jr.	None	None	None	None	None

Dr. Robert A. Oden, Jr.	None	None	None	None	None

Marion U. Pardo	None	None	None	None	None

Frederick W. Ruebeck	None	None	None	None	None

James J. Schonbachler	None	None	None	None	None

Interested Trustees
Frankie D. Hughes	None	None	None	None	None

Trustees	Ownership of Smart Retirement 2035 Fund	Ownership of Smart Retirement 2040 Fund	Ownership of Smart Retirement 2045 Fund	Ownership of Smart Retirement 2050 Fund	Ownership of Smart Retirement 2055 Fund
Independent Trustees
John F. Finn	None	None	None	None	None

Dr. Matthew Goldstein	None	None	None	None	None

Robert J. Higgins	None	None	None	None	None

Peter C. Marshall	None	None	None	None	None

Mary E. Martinez	None	None	None	None	None

Marilyn McCoy	None	None	None	None	None

Mitchell M. Merin	None	None	None	None	None

William G. Morton, Jr.	None	None	None	None	None

Dr. Robert A. Oden, Jr.	None	None	None	None	None

Marion U. Pardo	None	None	None	None	None

Frederick W. Ruebeck	None	None	None	None	None

James J. Schonbachler	None	None	None	None	None

Interested Trustees
Frankie D. Hughes	None	None	None	None	None

19

Trustees	Ownership of Smart Retirement Blend Income Fund	Ownership of Smart Retirement Blend 2015 Fund	Ownership of Smart Retirement Blend 2020 Fund	Ownership of Smart Retirement Blend 2025 Fund	Ownership of Smart Retirement Blend 2030 Fund
Independent Trustees
John F. Finn	None	None	None	None	None

Dr. Matthew Goldstein	None	None	None	None	None

Robert J. Higgins	None	None	None	None	None

Peter C. Marshall	None	None	None	None	None

Mary E. Martinez	None	None	None	None	None

Marilyn McCoy	None	None	None	None	None

Mitchell M. Merin	None	None	None	None	None

William G. Morton, Jr.	None	None	None	None	None

Dr. Robert A. Oden, Jr.	None	None	None	None	None

Marion U. Pardo	None	None	None	None	None

Frederick W. Ruebeck	None	None	None	None	None

James J. Schonbachler	None	None	None	None	None

Interested Trustees
Frankie D. Hughes	None	None	None	None	None

Trustees	Ownership of Smart Retirement Blend 2035 Fund	Ownership of Smart Retirement Blend 2040 Fund	Ownership of Smart Retirement Blend 2045 Fund	Ownership of Smart Retirement Blend 2050 Fund	Ownership of Smart Retirement Blend 2055 Fund
Independent Trustees
John F. Finn	None	None	None	None	None

Dr. Matthew Goldstein	None	None	None	None	None

Robert J. Higgins	None	None	None	None	None

Peter C. Marshall	None	None	None	None	None

Mary E. Martinez	None	None	None	None	None

Marilyn McCoy	None	None	None	None	None

Mitchell M. Merin	None	None	None	None	None

William G. Morton, Jr.	None	None	None	None	None

Dr. Robert A. Oden, Jr.	None	None	None	None	None

Marion U. Pardo	None	None	None	None	None

Frederick W. Ruebeck	None	None	None	None	None

James J. Schonbachler	None	None	None	None	None

Interested Trustees
Frankie D. Hughes	None	None	None	None	None

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Trustees	Ownership of Strategic Income Opportunities Fund	Ownership of Strategic Preservation Fund	Ownership of Tax Aware Equity Fund	Ownership of Tax Aware High Income Fund	Ownership of Tax Aware Income Opportunities Fund
Independent Trustees
John F. Finn	Over $100,000	None	None	None	None

Dr. Matthew Goldstein	$10,001- $50,000	None	None	None	None

Robert J. Higgins	None	None	None	None	None

Peter C. Marshall	$50,001- $100,000	None	None	None	None

Mary E. Martinez	None	None	None	None	None

Marilyn McCoy	None	None	None	None	None

Mitchell M. Merin	None	None	None	None	None

William G. Morton, Jr.	$50,001- $100,000	None	None	None	None

Dr. Robert A. Oden, Jr.	None	None	None	None	None

Marion U. Pardo	None	None	None	None	None

Frederick W. Ruebeck	None	None	None	None	None

James J. Schonbachler	Over $100,000	None	None	None	None

Interested Trustees
Frankie D. Hughes	None	None	None	None	None

Trustees	Ownership of Tax Aware Real Return Fund	Ownership of Tax Aware Real Return SMA Fund	Ownership of Tax Free Money Market Fund	Ownership of Total Emerging Markets Fund	Ownership of Total Return Fund
Independent Trustees
John F. Finn	None	None	None	None	None

Dr. Matthew Goldstein	None	None	None	None	None

Robert J. Higgins	None	None	None	None	None

Peter C. Marshall	None	None	None	None	None

Mary E. Martinez	None	None	$50,001- $100,000	None	None

Marilyn McCoy	None	None	None	None	None

Mitchell M. Merin	None	None	None	None	None

William G. Morton, Jr.	None	None	None	None	None

Dr. Robert A. Oden, Jr.	None	None	None	None	None

Marion U. Pardo	None	None	None	None	None

Frederick W. Ruebeck	None	None	None	None	None

James J. Schonbachler	None	None	None	None	None

Interested Trustees
Frankie D. Hughes	None	None	None	None	None

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Trustees	Ownership of U.S. Dynamic Plus Fund	Ownership of U.S. Equity Fund	Ownership of U.S. Large Cap Core Plus Fund	Ownership of U.S. Research Equity Plus Fund	Ownership of U.S. Small Company Fund
Independent Trustees
John F. Finn	None	None	$50,001- $100,000	None	None

Dr. Matthew Goldstein	None	$50,001- $100,000	$10,001- $50,000	None	None

Robert J. Higgins	None	Over $100,000	Over $100,000	None	None

Peter C. Marshall	None	None	None	None	None

Mary E. Martinez	None	None	None	None	None

Marilyn McCoy	None	None	None	None	None

Mitchell M. Merin	None	None	None	None	None

William G. Morton, Jr.	None	Over $100,000	Over $100,000	None	None

Dr. Robert A. Oden, Jr.	None	None	None	None	None

Marion U. Pardo	None	None	None	None	None

Frederick W. Ruebeck	None	None	None	None	None

James J. Schonbachler	None	None	None	None	None

Interested Trustees
Frankie D. Hughes	None	None	None	None	None

Trustees	Ownership of Value Advantage Fund	Ownership of Securities Capital U.S. Core Real Estate Securities Fund	Ownership of UM Behavioral Value Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investments Companies*(1)(2)
Independent Trustees
John F. Finn	None	None	None	Over $100,000

Dr. Matthew Goldstein	None	None	None	Over $100,000

Robert J. Higgins	Over $100,000	None	None	Over $100,000

Peter C. Marshall	$50,001- $100,000	None	None	Over $100,000

Mary E. Martinez	None	None	None	Over $100,000

Marilyn McCoy	None	None	None	Over $100,000

Mitchell M. Merin	None	None	None	Over $100,000

William G. Morton, Jr.	None	None	None	Over $100,000

Dr. Robert A. Oden, Jr.	None	None	None	Over $100,000

Marion U. Pardo	None	None	None	Over $100,000

Frederick W. Ruebeck	None	None	None	Over $100,000

James J. Schonbachler	None	None	None	Over $100,000

Interested Trustees
Frankie D. Hughes	None	None	None	Over $100,000

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*	Securities valued as of December 31, 2013.
(1)	“Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for the Board of Trustees currently serves includes twelve registered investment companies (165 funds), including J.P. Morgan Mutual Fund Group (JPMMFG) which liquidated effective November 29, 2012 and is in the process of winding up its affairs.
(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, Ruebeck and Schonbachler, these amounts include deferred compensation balances, as of December 31, 2013, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see “Compensation” below.

It is expected that the Board will meet at least quarterly at regularly scheduled meetings. During the year ended December 31, 2013, the Board met 11 times. Mr. Higgins attended 6 of the meetings. The remainder of the Trustees attended at least 75% of the meetings held while they were Trustees of the Trusts. The Trusts are not required to hold annual meetings and, therefore, the Board does not have a policy with regard to Trustee attendance at such meetings.

If elected, each Trustee will serve an indefinite term, subject to each Trust’s current retirement policy, which is age 75 for all Trustees except that the Board has determined Mr. Morton should, if elected, continue to serve until December 31, 2014.

Compensation

The Funds of the J.P. Morgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $225,000 and the Vice Chairman $75,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000. Beginning January 1, 2014, the head of the Strategic Planning Working Group also receives an additional annual fee of $50,000 for his services. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex. The Compensation Table below sets forth the total compensation paid to the current Trustees from the Funds Complex for the calendar year ended December 31, 2013:

Name of Person, Position	Aggregate Compen sation From JPMorgan Trust I	Aggregate Compensation From J.P. Morgan Fleming Mutual Fund Group, Inc.	Aggregate Compensation From J.P. Morgan Mutual Fund Investment Trust	Aggregate Compensation From Undiscovered Managers Funds
Dr. Matthew Goldstein, Trustee and Chairman	$298,334	$13,938	$2,125	$1,339
John F. Finn, Trustee	$174,028	$8,130	$1,239	$781
Robert J. Higgins, Trustee	$201,675	$9,422	$1,436	$905
Frankie D. Hughes	$174,028	$8,130	$1,239	$781
Peter C. Marshall, Trustee	$215,463	$10,066	$1,534	$967
Mary E. Martinez, Trustee	$174,028	$8,130	$1,239	$781
Marilyn McCoy, Trustee	$201,675	$9,422	$1,436	$905
Mitchell M. Merin, Trustee	$198,618	$9,331	$1,421	$897
William G. Morton, Jr., Trustee	$174,028	$8,130	$1,239	$781
Dr. Robert A. Oden, Jr., Trustee	$174,028	$8,130	$1,239	$781
Marian U. Pardo, Trustee(2)	$166,627	$7,863	$1,195	$756
Frederick W. Ruebeck, Trustee	$201,652	$9,421	$1,436	$905
James J. Schonbachler, Trustee	$201,652	$9,421	$1,436	$905

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Name of Person, Position	Pension or Retirement Benefits Accruedas Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex(1)
Dr. Matthew Goldstein, Trustee and Chairman	N/A	N/A	$540,000
John F. Finn, Trustee	N/A	N/A	$315,000	(3)
Robert J. Higgins, Trustee	N/A	N/A	$365,000	(4)
Frankie D. Hughes	N/A	N/A	$315,000
Peter C. Marshall, Trustee	N/A	N/A	$390,000	(5)
Mary E. Martinez, Trustee	N/A	N/A	$315,000
Marilyn McCoy, Trustee	N/A	N/A	$365,000
Mitchell M. Merin, Trustee	N/A	N/A	$359,941
William G. Morton, Jr., Trustee	N/A	N/A	$315,000
Dr. Robert A. Oden, Jr., Trustee	N/A	N/A	$315,000	(6)
Marian U. Pardo, Trustee(2)	N/A	N/A	$301,875
Frederick W. Ruebeck, Trustee	N/A	N/A	$365,000	(7)
James J. Schonbachler, Trustee	N/A	N/A	$365,000	(8)

(1)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes twelve registered investment companies (165 funds), including JPMMFG which liquidated effective November 29, 2012 and is in the process of winding up its affairs.
(2)	Ms. Pardo became a member of the Board of Trustees effective February 1, 2013. Compensation includes amounts paid prior to becoming a trustee for attendance at a Board meeting and service as a trustee nominee.
(3)	Includes $315,000 of Deferred Compensation.
(4)	Includes $365,000 of Deferred Compensation.
(5)	Includes $390,000 of Deferred Compensation.
(6)	Includes $31,500 of Deferred Compensation.
(7)	Includes $182,500 of Deferred Compensation.
(8)	Includes $146,000 of Deferred Compensation.

Standing Committees

The Board of Trustees has six standing committees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee, and the Money Market and Alternative Products Committee. The members of each Committee are set forth below:

Name of Committee	Members	Committee Chair
Audit and Valuation Committee	Mr. Schonbachler Ms. Martinez Mr. Merin Mr. Ruebeck	Mr. Schonbachler
Compliance Committee	Ms. McCoy Mr. Higgins Ms. Hughes Ms. Pardo	Ms. McCoy
Governance Committee	Dr. Goldstein Mr. Finn Mr. Marshall Mr. Morton Dr. Oden	Dr. Goldstein

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Name of Committee	Members	Committee Chair
Equity Committee(1)	Mr. Higgins Mr. Finn Ms. McCoy Mr. Morton	Mr. Higgins
Fixed Income Committee(1)	Mr. Ruebeck Ms. Martinez Dr. Oden Mr. Schonbachler	Mr. Ruebeck
Money Market and Alternative Products Committee[1]	Mr. Merin Ms. Hughes Mr. Marshall Ms. Pardo	Mr. Merin

(1)	Prior to August 22, 2013, the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee were sub-committees of the Investments Committee.

Audit and Valuation Committee. The Board has an audit committee composed entirely of trustees who are not “interested persons” of the Trust, the Trust’s investment adviser or its affiliates as that term is defined in the 1940 Act (the “Audit Committee”). The Audit Committee operates pursuant to a written charter, which was most recently amended in June 2013 and reviewed at the regular board meeting in November 2013. The purposes of the Audit and Valuation Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies; (iv) approve non-audit services, as required by the statutes and regulations administered by the Securities and Exchange Commission (“SEC”), including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) assist the Board in its oversight of the valuation of the Funds’ securities by the Adviser, as well as any sub-adviser; (vi) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; and (vii) act as a liaison between the Funds’ independent registered public accounting firm and the full Board. The Audit Committee has delegated valuation responsibilities to any member of the Committee to respond to inquiries on valuation matters and participate in fair valuation determinations when the Funds’ valuation procedures require Board action, but it is impracticable or impossible to hold a meeting of the entire Board. Prior to November 18, 2009, the Board delegated these valuation responsibilities to a Valuation Subcommittee of the Audit Committee.

Compliance Committee. The Compliance Committee operates pursuant to a written charter, which was most recently amended in February 2012 and reviewed at the regular board meeting in November 2013. The primary purposes of the Compliance Committee are to (i) oversee the Funds’ compliance with legal and regulatory and contractual requirements and the Funds’ compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Funds’ Chief Compliance Officer.

Governance Committee. The members of the Governance Committee are each Independent Trustees of the J.P. Morgan Funds. The Governance Committee operates pursuant to a written charter, which was most recently amended in February 2012 and reviewed at the regular board meeting in November 2013. A copy of the Governance Committee Charter is attached as Exhibit A. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) with respect to the Funds of JPMorgan Trust II, appointment and removal of the Funds’ Senior Officer, and approval of compensation for the Funds’ Senior Officer and retention and compensation of the Senior Officer’s staff and consultants; (vi) selection of independent legal counsel to the non-interested Trustees and legal counsel to the Funds; (vii) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees; (viii) oversight of regulatory issues or deficiencies affecting the Funds (except financial matters considered by the Audit Committee); (ix) oversight of the risk management processes for Funds; and (x) oversight and review of matters with respect to service providers to the Funds (except the Funds’ independent registered public accounting

25

firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the J.P. Morgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trusts at each Trust’s principal business address.

Equity Committee, Fixed Income Committee and Money Market and Alternative Products Committee. Each member of the Board, other than Dr. Goldstein serves on one of the following committees: the Equity Committee, the Fixed Income Committee and Money Market and Alternative Products Committee. These three Committees are divided by asset type and different members of the Board serve on each committee with respect to each asset type. Each Committee operates pursuant to a written charter, which was most recently amended in August 2013 and reviewed at the regular board meeting in November 2013. The function of the Committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The primary purpose of each Committee is to (i) assist the Board in its oversight of the investment management services provided by the Adviser to the Funds designated for review by each Committee; and (ii) review and make recommendations to the Board concerning the approval of proposed new or continued advisory and distribution arrangements for the Funds or for new funds. The full Board may delegate to the applicable Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. Each of the Committees receives reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the Committee is assigned to oversee, and work to facilitate the understanding by the Board of particular issues related to investment management of Funds reviewed by the applicable Committee.

The Audit Committee met five times during the calendar year ending 2013 and all members were in attendance for each of the meetings. The Compliance Committee met four times during 2013 and all members were in attendance for each of the meetings except Mr. Higgins who was in attendance for two of the meetings. The Governance Committee met four times during 2013 and all members were in attendance for each of the meetings. The Money Market and Alternatives Products Committee (formerly Money Market and Alternative Products Investments Subcommittee) and Fixed Income Committee (formerly Fixed Income Investments Subcommittee) each met six times and all members were in attendance for at least 75% of the meetings. The Equity Committee (formerly the Equity Investments Subcommittee) met six times during 2013 with all members in attendance for at least 75% of the meetings except Mr. Higgins attended four meetings.

Shareholder Approval: Proposal 1, the election of the Trustees, must be approved by the vote of a majority of the outstanding shares votes of the Trust cast in person or by proxy at the Meeting at which a quorum exists. The votes of all Funds will be counted together with respect to the election of the Trustees.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE ELECTION OF EACH OF THE CURRENT TRUSTEES TO THE BOARD OF TRUSTEES

26

PROPOSAL 2

Affected Fund: JPMorgan Asia Pacific Fund

AMENDING THE FUND’S FUNDAMENTAL INVESTMENT POLICY ON INDUSTRY CONCENTRATION TO ALLOW THE FUND TO INVEST UP TO 35% OF ITS TOTAL ASSETS IN AN INDUSTRY AT ANY TIME THAT INDUSTRY REPRESENTS 20% OR MORE OF THE FUND’S BENCHMARK

What are shareholders being asked to approve in the Proposal?

Shareholders are being asked to approve a change to the JPMorgan Asia Pacific Fund’s (“Asia Pacific Fund”) fundamental policy relating to industry concentration. The current policy and the proposed new policy are set forth below:

Current Fundamental Policy	Proposed Fundamental Policy
The Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.	The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark at the time of investment, the Fund may invest up to 35% of its total assets in that industry.

Why are shareholders being asked to approve a change to the Fund’s fundamental policy on industry concentration?

The Investment Company Act of 1940 (the “1940 Act”) requires mutual funds, such as the Asia Pacific Fund, to have “fundamental” policies governing certain of their investment practices. An investment policy is “fundamental” if it cannot be changed or deviated from without shareholder approval. One such policy relates to a fund’s ability to “concentrate” its investments in a particular industry or group of industries. The 1940 Act does not define what constitutes “concentration” in an industry. However, the SEC and its staff have taken the position that a fund is concentrated in a particular industry or group of industries if the fund invests or proposes to invest more than 25% of its assets in a particular industry or group of industries.

Currently, the Asia Pacific Fund may not invest 25% or more of its total assets in the securities of one or more issuers primarily engaged in the same industry (excluding investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). The Board, subject to shareholder approval, has approved an amendment to the Asia Pacific Fund’s concentration policy to permit (but not require) the Asia Pacific Fund to invest up to 35% of its total assets in the securities of issuers conducting their principal business activities in the same industry if, at the time of investment, that industry represents 20% or more of the Asia Pacific Fund’s benchmark index, currently the Morgan Stanley Capital International All Country Asia Pacific ex-Japan Index (net of foreign withholding taxes).

The proposed amendment to the Asia Pacific Fund’s concentration policy would provide the Asia Pacific Fund with greater flexibility to take advantage of investment opportunities in the Asia Pacific region.

The goal of the Asia Pacific Fund is to seek to provide long-term capital growth. The Asia Pacific Fund seeks to achieve its goal by, under normal circumstances, investing at least 80% of its assets in securities of foreign companies located throughout the Asia Pacific region, except Japan.

27

If shareholders approve the proposed amendment to the Asia Pacific Fund’s concentration policy, in order for the Asia Pacific Fund to concentrate in an industry, that industry must, at the time of investment, represent 20% or more of the Asia Pacific Fund’s benchmark index. Moreover, under such circumstances, the Asia Pacific Fund would only be permitted to invest up to 35% of its total assets in that industry. The proposed concentration policy is a means of providing flexibility within clearly defined, objective limits. The proposed concentration policy would not limit the types of industries in which the Asia Pacific Fund would be able to concentrate if such industry represents 20% or more of the Asia Pacific Fund’s benchmark index. The proposed amendment to the Asia Pacific Fund’s concentration policy would provide the Asia Pacific Fund with greater flexibility to take advantage of investment opportunities in the Asia Pacific region, subject to the objective limits set forth above which tie such concentration to representation of an industry or industries in the Asia Pacific Fund’s benchmark index.

The added flexibility that this concentration policy would allow is of particular importance considering that the securities markets in many of the countries in the Asia Pacific region may be dominated by a particular industry or group of industries, and, as a result, such industries may represent a higher percentage of the Fund’s investable universe. While it should be recognized that concentration in one or more industries can expose the Asia Pacific Fund to greater risk should those industries underperform, JPMIM and JF International Management Inc. (“JFIMI”), the Asia Pacific Fund’s investment adviser and sub-adviser, respectively, are of the view that it is important to have the flexibility to concentrate in those industries that represent a large portion of the Asia Pacific Fund’s benchmark index. The proposed concentration policy was approved unanimously by the Board of the Asia Pacific Fund, with adoption and implementation of the new policy conditioned upon shareholder approval.

If, during a period in which the Asia Pacific Fund is investing more than 25% of its total assets in an industry, such industry ceases to represent 20% or more of the Asia Pacific Fund’s benchmark index, the Asia Pacific Fund will not make additional investments in such industry. However, the Asia Pacific Fund would not be required to reduce its investment exposure to that industry.

If 25% or more of the Asia Pacific Fund’s total assets are invested in a particular industry, the Asia Pacific Fund will be subject to greater risk of loss as a result of adverse economic, business or other developments in that particular industry than if the Asia Pacific Fund’s investments were more broadly held across industries. In addition, the Asia Pacific Fund’s performance would be more closely linked to the performance of, and would be affected by fluctuations in, that industry. Market price movements affecting companies and their securities in any industry in which the Fund invests 25% or more of its total assets will have a greater impact on the Asia Pacific Fund’s performance because of its more concentrated position in those securities. For example, the Asia Pacific Fund could invest a significant portion of its assets in financial services companies, including banks, which may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.

In addition, the proposed concentration policy does not include the following sentence that is in the current policy, “This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.” This sentence explains how the Asia Pacific Fund interprets its concentration policy with respect to certain types of securities, and is intended to reflect SEC guidance. If the proposal is approved, this sentence would still be disclosed in the Asia Pacific Fund’s registration statement but it would no longer be a fundamental policy.

What happens if the proposal to amend the investment objective is not approved?

If the proposal is not approved, the Asia Pacific Fund’s fundamental investment policy relating to industry concentration will remain the same, and the Board may consider other courses of action. If the proposal is approved, the proposed concentration policy will become effective on the date that the proposal is approved by shareholders.

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Recommendation of Trustees

The Board met in February 2014 to consider the proposed amendment to the Asia Pacific Fund’s fundamental policy. At the Board meeting, the Trustees reviewed materials furnished by JPMIM regarding the proposed fundamental investment policy. The Trustees unanimously approved the proposed fundamental investment policy and recommended that shareholders of the Asia Pacific Fund approve the proposed fundamental investment policy. The Trustees considered numerous factors in approving the proposed investment policy and making their recommendation including: (1) the Asia Pacific Fund’s investment strategy and (2) the constraints on the ability of the Asia Pacific Fund’s investment adviser and investment sub-adviser to attempt to increase the Asia Pacific Fund’s returns by overweighting the Asia Pacific Fund’s investments in a particular industry on the basis of their judgment as to the relative prospects for such industry in an amount above 25% of the Asia Pacific Fund’s total assets, particularly, where an industry represents 20% or more of the Fund’s benchmark (currently the Morgan Stanley Capital International All Country Asia Pacific ex-Japan Index (net of foreign withholding taxes)) at the time of investment. Based upon a review of the factors, the Board concluded that amending the Asia Pacific Fund’s investment policy would be in the best interests of the Asia Pacific Fund and its shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE ASIA PACIFIC FUND VOTE “FOR” APPROVAL OF THE PROPOSAL

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

Set forth below is a description of the current service providers of the Funds.

Investment Adviser

J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, NY 10017, makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment program. In addition, JPMIM serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. As of December 31, 2013, JPMIM, an indirect wholly owned subsidiary of JPMorgan Chase & Co., managed over $774,002,130,832 billion in assets.

Distributor

JPMorgan Distribution Services, Inc., 460 Polaris Parkway, Westerville, Ohio 43082 (“JPMDS”), serves as distributor to each series of the Trust pursuant to a Distribution Agreement dated as of February 19, 2005. JPMDS is an affiliate of JPMIM and a direct wholly-owned subsidiary of JPMorgan Chase & Co.

Administrator

JPMorgan Funds Management, Inc. (“JPMFM”), 460 Polaris Parkway, Westerville, Ohio 43082 serves as administrator for the Trust. JPMFM is an affiliate of JPMIM and an indirect wholly-owned subsidiary of JPMorgan Chase & Co.

Independent Auditors

The Board has selected PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Funds for their current fiscal years. PwC will also prepare the Funds’ federal and state income tax returns and provide certain permitted non-audit services. PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. The Audit Committee has considered whether the provision by PwC to the Funds of non-audit services to the Funds or of

29

professional services to the Fund’s investment adviser and entities that control, are controlled by or are under common control with the adviser is compatible with maintaining PwC’s independence and has discussed PwC’s independence with them. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PwC served as the Funds’ independent auditors for the calendar years ended December 31, 2012 and 2013.

(1) Audit Fees. The aggregate fees billed for each of the last two calendar years ended December 31, 2012 and December 31, 2013 (“Reporting Periods”) for professional services rendered by PwC for the audit of each Trust’s annual financial statements, or services that are normally provided by PwC in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

JP Morgan Trust I
Year Ended	Audit Fees
12/31/12	$4,177,000
12/31/13	$4,953,485

J.P. Morgan Fleming Mutual Fund Group, Inc.
Year Ended	Audit Fees
12/31/12	$26,050
12/31/13	$25,850

J.P. Morgan Mutual Fund Investment Trust
Year Ended	Audit Fees
12/31/12	$26,050
12/31/13	$25,850

Undiscovered Managers Funds
Year Ended	Audit Fees
12/31/12	$91,350
12/31/13	$63,300

(2) Audit-Related Fees. The audit-related fees during the Reporting Periods are below. There are fees billed in the Reporting Periods for assurance and related services by PwC to each Trust’s investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Service Affiliates and related directly to the operations and financial reporting of each Trust and the Funds.

JP Morgan Trust I
Year Ended	Audit-Related Fees
12/31/12	$1,350,020
12/31/13	$1,353,780

J.P. Morgan Fleming Mutual Fund Group, Inc.
Year Ended	Audit-Related Fees
12/31/12	$11,830
12/31/13	$5,020

J.P. Morgan Mutual Fund Investment Trust
Year Ended	Audit-Related Fees
12/31/12	$11,830
12/31/13	$5,020

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Undiscovered Managers Funds
Year Ended	Audit-Related Fees
12/31/12	$35,940
12/31/13	$10,040

(3) Tax Fees. The aggregate fees billed to each Trust in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were as follows:

JP Morgan Trust I
Fiscal Year Ended	Tax Fees
12/31/12	$1,062,650
12/31/13	$1,252,175

J.P. Morgan Fleming Mutual Fund Group, Inc.
Year Ended	Tax Fees
12/31/12	$7,950
12/31/13	$8,220

J.P. Morgan Mutual Fund Investment Trust
Year Ended	Tax Fees
12/31/12	$7,950
12/31/13	$8,220

Undiscovered Managers Funds
Year Ended	Tax Fees
12/31/12	$22,800
12/31/13	$24,090

These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. There were no fees billed in the Reporting Periods for Tax Services related directly to the operation and financial reporting of the Funds by PwC to Service Affiliates.

(4) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by PwCs to the Trusts, or services provided to Service Affiliates related directly to the operation and financial reporting of the Trust Funds other than the services reported above.

The aggregate non-audit fees billed for the Reporting Periods by PwC for services rendered to the Funds and to the Funds’ investment adviser and the other Service Affiliates were $28.6 million and $28.2 million for the calendar years ended December 31, 2012 and 2013, respectively.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Trust. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. The Audit Committee annually reviews and pre-approves the services included on the pre-approval list that may be

31

provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the pre-approval list must be specifically pre-approved by the Audit Committee.

No Other Matters. The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals. The Trusts do not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Funds at their principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

Shareholder Communications with Board. Shareholders wishing to send communications to the Board of Trustees or specific members of the Board should submit the communication in writing to the attention of the Secretary of the Trusts, at 270 Park Avenue, New York, New York 10017, identifying the correspondence as intended for the Board of Trustees or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall identify the substance of such communications.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and Proxy Card, is first being mailed to shareholders of the Funds on or about April 17, 2014. Only shareholders of record as of the close of business on the Record Date, March 21, 2014, will be entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposed election of Trustees. A proxy may be revoked at any time on or before the Meeting by (1) submitting to the applicable Trust a subsequently dated proxy card, (2) delivering to the Secretary of the applicable Trust at the address on the cover of this Proxy Statement a written notice of revocation, or (3) attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy. If you simply sign, date and return the Proxy Card, but do not specify a vote on any proposal, your proxy will be voted in accordance with the Trustees’ recommendations above.

Quorum

For each of JPMorgan Trust I and J.P. Morgan Mutual Fund Investment Trust, the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Trust shall constitute a quorum at the Meeting for those actions for which a vote of shareholders of the Trust is required, and a majority of the outstanding shares of a Fund shall constitute a quorum at the Meeting for those actions for which a vote of shareholders of solely that Fund is required. For Undiscovered Managers Funds, the presence in person or by proxy of the holders of record of forty percent of its outstanding shares shall constitute a quorum at the Meeting for those actions for which a vote of its shareholders are required. For J.P. Morgan Fleming Mutual Fund Group, Inc., the presence in person or by proxy of the holders of record of one-third of its outstanding shares shall constitute a quorum at the Meeting for those actions for which a vote of its shareholders are required.

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Voting Requirement

For Proposal 1, if a quorum is present, for each of JPMorgan Trust I and J.P. Morgan Mutual Fund Investment Trust, Trustees receiving the affirmative vote of a majority of the outstanding shares of the Trust will be elected to the Board of Trustees of the Trust, and for each of J.P. Morgan Fleming Mutual Fund Group, Inc. and Undiscovered Managers Funds, a plurality shall elect each Trustee.

For Proposal 2, if a quorum is present, the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Asia Pacific Fund is required to approve the proposal. A “majority of the outstanding voting securities” of the Fund is defined, under the 1940 Act, as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such Fund.

Shareholders of the Funds are entitled to one vote for each dollar of net asset value represented by such Shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any.

ADJOURNMENTS

In the event that sufficient votes to approve one or more of the proposals are not received, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting for all Trusts except for Undiscovered Managers Funds where such adjournment will require an affirmative vote of the majority of shares voted. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

Executed proxy cards marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary voting power) will be treated as shares that are present for purposes of determining whether a quorum is present at the Meeting but which have not been voted for or against any proposals. Accordingly, abstentions and broker “non-votes”, if any, will have no effect on Proposal 1, for which approval requires the affirmative vote of a majority of the outstanding shares of the Trust cast or a plurality of votes cast, depending on the Trust. Abstentions and broker “non-votes” will have the effect of votes against Proposal 2, for which approval requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the JPMorgan Asia Pacific Fund. In addition, broker “non-votes” will be excluded from the calculation of whether any proposed adjournment is approved.

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PROXY SOLICITATION

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of J.P. Morgan Funds, JPMIM and their affiliates or by proxy soliciting firms retained by the Funds. The Funds have retained Computershare Fund Services (“Computershare”), a proxy solicitor, to assist in the solicitation of Proxy Cards primarily by contacting shareholders by telephone. By contract with Computershare, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with state telemarketing laws to the extent applicable to the services provided under the contract. The cost of retaining such proxy solicitor is expected to be in excess of $462,853. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. In addition, JPMIM may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The cost of the solicitation will be borne by the Funds.

As the Meeting date approaches, shareholders of the Funds may receive a call from a representative of JPMIM or Computershare if the Funds have not yet received their vote. Authorization to permit JPMIM or Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, JPMIM or Computershare representative is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to JPMIM or Computershare by the Funds, JPMIM or Computershare representative has the responsibility to explain the process, read the proposals listed on the Proxy Card, and ask for the shareholder’s instructions on each proposal. The representative of JPMIM or Computershare, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, JPMIM or Computershare will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call JPMIM or Computershare immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

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SHARE INFORMATION

The chart below lists the number of shares of the Funds that are outstanding as of the close of business on the Record Date:

Fund Name	Class A	Class B	Class C	Select Class	Institutional Class	Class R2	Class R5	Class R6	SMA Class
Access Balanced Fund	184,757.56	N/A	698,868.40	24,541,723.11	46,810,486.80	N/A	N/A	N/A	N/A
Access Growth Fund	696,282.74	N/A	868,412.32	28,212,204.98	28,838,177.14	N/A	N/A	N/A	N/A
Alternative Strategies Fund	4,870.10	N/A	3,994.09	700,199.68	N/A	N/A	3,479.62	N/A	N/A
Asia Pacific Fund	43,792.17	N/A	13,474.19	283,810.86	N/A	N/A	N/A	N/A	N/A
California Tax Free Bond Fund	7,382,282.84	N/A	4,637,816.97	2,445,748.84	8,918,983.98	N/A	N/A	N/A	N/A
China Region Fund	222,041.72	N/A	80,856.64	15,351,881.51	N/A	N/A	N/A	N/A	N/A
Commodities Strategy Fund	6,942.70	N/A	3,333.33	7,028,398.49	N/A	N/A	N/A	2,185,029.48	N/A
Corporate Bond Fund	6,855,710.43	N/A	6,079.95	1,596,058.48	N/A	N/A	N/A	57,751,352.91	N/A
Current Income Fund	N/A	N/A	N/A	10,020.01	995,852.28	N/A	N/A	N/A	N/A
Disciplined Equity Fund	8,046,706.81	N/A	N/A	3,110,528.35	14,125,274.54	N/A	N/A	148,851,310.73	N/A
Diversified Fund	9,241,457.02	141,579.99	1,595,610.90	6,270,955.05	49,051,740.47	N/A	N/A	N/A	N/A
Diversified Real Return Fund	227,407.77	N/A	123,776.70	1,220,385.23	N/A	93,091.52	2,911,051.63	N/A	N/A
Dynamic Growth Fund	309,861.17	N/A	110,591.28	9,317,388.70	N/A	N/A	1,836.75	N/A	N/A
Dynamic Small Cap Growth Fund	3,633,637.95	30,020.39	2,763,446.57	14,645,234.78	N/A	N/A	N/A	N/A	N/A
Emerging Economies Fund	5,165,875.42	N/A	387,442.83	21,064,412.51	N/A	N/A	47,024,242.73	N/A	N/A
Emerging Markets Debt Fund	6,930,688.23	N/A	1,493,331.90	15,437,300.69	N/A	N/A	25,729.50	29,713,370.70	N/A
Emerging Markets Equity Fund	13,494,800.70	148,121.47	2,425,451.80	25,143,944.48	42,284,555.40	N/A	N/A	31,592,871.01	N/A
Emerging Markets Local Currency Debt Fund	15,169.24	N/A	5,075.93	14,544,428.40	N/A	5,086.20	5,118.82	911,959.18	N/A
Equity Focus Fund	13,953.68	N/A	5,495.82	2,763,558.87	N/A	N/A	N/A	N/A	N/A
Floating Rate Income Fund	18,891,861.45	N/A	2,089,622.42	339,869,025.57	N/A	N/A	N/A	73,050,046.56	N/A
Global Allocation Fund	768,856.38	N/A	205,649.81	2,034,009.99	N/A	3,594.30	N/A	N/A	N/A
Global Bond Opportunities Fund	440,399.87	N/A	57,771.57	3,681,165.20	N/A	N/A	N/A	3,859,138.44	N/A
Global Equity Income Fund	3,714,874.42	N/A	162,748.17	3,215,050.80	N/A	33,904.14	34,317.92	N/A	N/A
Global Natural Resources Fund	355,517.54	N/A	77,593.35	3,507,124.24	N/A	3,595.93	3,737.17	3,856.19	N/A
Global Research Enhanced Index Fund	3,382.17	N/A	3,369.21	158,391,944.67	N/A	3,375.68	N/A	N/A	N/A
Growth Advantage Fund	44,018,059.38	205,232.71	9,757,495.43	78,597,212.69	N/A	N/A	99,177,019.12	6,401,390.73	N/A
Growth and Income Fund	9,379,273.34	67,600.53	315,624.77	516,445.63	N/A	N/A	N/A	N/A	N/A
Income Builder Fund	351,045,785.48	N/A	377,089,193.28	183,870,437.72	N/A	N/A	N/A	N/A	N/A
Inflation Managed Bond Fund	6,352,365.34	N/A	498,280.33	104,267,436.19	N/A	12,576.64	1,205,974.75	32,192,542.44	N/A
Intermediate Tax Free Bond Fund	15,679,374.83	89,650.80	6,070,626.67	28,923,708.74	278,301,783.88	N/A	N/A	N/A	N/A
International Currency Income Fund	657,046.89	N/A	81,604.22	15,848,598.98	N/A	N/A	N/A	N/A	N/A
International Equity Fund	13,748,860.57	86,755.05	1,707,249.04	26,982,233.32	N/A	78,795.28	7,202,522.90	94,550,822.03	N/A
International Opportunities Fund	9,096,115.32	15,497.19	86,199.76	3,078,471.06	4,147,842.74	N/A	N/A	93,434,387.17	N/A
International Realty Fund	4,044,475.48	N/A	185,963.12	1,454,875.13	N/A	N/A	29,888,411.40	N/A	N/A
International Unconstrained Equity Fund	7,631.83	N/A	7,331.47	207,470.10	N/A	3,675.82	3,716.95	3,719.96	N/A
International Value Fund	25,217,050.12	154,016.94	2,165,339.51	19,027,951.79	186,413,144.81	87,288.17	N/A	7,030,466.31	N/A
International Value SMA Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	24,983,601.40
Intrepid Advantage Fund	303,718.04	N/A	107,459.95	105,481.06	N/A	N/A	N/A	N/A	N/A
Intrepid America Fund	3,295,156.33	N/A	237,242.02	41,134,533.88	N/A	5,973.79	34,958,867.69	N/A	N/A
Intrepid European Fund	7,888,369.88	208,828.41	2,266,385.22	12,997,741.60	27,903,538.47	N/A	N/A	N/A	N/A
Intrepid Growth Fund	867,420.69	N/A	506,678.85	16,924,910.72	N/A	16,477.73	3,375,556.10	N/A	N/A
Intrepid International Fund	3,510,146.13	N/A	63,578.55	749,352.14	32,820,634.66	5,353.89	N/A	N/A	N/A
Intrepid Value Fund	2,628,177.95	N/A	925,052.77	34,420,333.83	N/A	25,799.60	2,141,922.45	430,862.62	N/A
JPM SmartAllocation Equity Fund	15,038.92	N/A	8,518.60	60,400.05	N/A	3,364.89	3,397.36	1,936,310.12	N/A
JPM SmartAllocation Income Fund	4,771.00	N/A	3,463.35	262,593.96	N/A	3,474.91	3,507.47	3,509.64	N/A
JPM SmartRetirement 2010 Fund	11,426,504.20	N/A	691,298.07	6,979,642.02	11,939,933.80	1,468,259.44	N/A	N/A	N/A

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Fund Name	Class A	Class B	Class C	Select Class	Institutional Class	Class R2	Class R5	Class R6	SMA Class
JPM SmartRetirement 2015 Fund	27,917,165.81	N/A	1,154,380.74	19,645,633.24	52,523,193.01	4,734,315.21	N/A	N/A	N/A
JPM SmartRetirement 2020 Fund	51,090,032.84	N/A	2,042,093.51	42,588,404.26	106,620,058.70	10,023,753.78	N/A	N/A	N/A
JPM SmartRetirement 2025 Fund	46,068,562.87	N/A	1,818,530.14	30,842,061.62	79,952,810.07	8,438,787.78	N/A	N/A	N/A
JPM SmartRetirement 2030 Fund	49,595,531.89	N/A	1,911,750.59	37,822,144.49	96,517,749.53	10,502,215.31	N/A	N/A	N/A
JPM SmartRetirement 2035 Fund	34,203,203.06	N/A	1,118,514.78	22,111,969.45	57,966,476.41	6,490,745.46	N/A	N/A	N/A
JPM SmartRetirement 2040 Fund	34,619,572.81	N/A	1,356,968.06	25,838,116.34	67,133,280.92	7,108,304.77	N/A	N/A	N/A
JPM SmartRetirement 2045 Fund	17,893,556.85	N/A	598,558.41	11,446,310.89	32,319,174.98	3,620,614.88	N/A	N/A	N/A
JPM SmartRetirement 2050 Fund	13,399,952.29	N/A	607,474.05	11,265,026.36	25,061,646.75	3,201,608.16	N/A	N/A	N/A
JPM SmartRetirement 2055 Fund	1,154,935.42	N/A	34,623.62	678,010.68	2,128,836.18	362,825.62	N/A	N/A	N/A
JPM SmartRetirement Blend 2015 Fund	3,437.92	N/A	3,407.97	175,994.68	N/A	3,425.34	931,089.29	1,384,956.80	N/A
JPM SmartRetirement Blend 2020 Fund	3,435.11	N/A	3,405.25	372,556.32	N/A	3,422.59	998,417.50	2,626,818.95	N/A
JPM SmartRetirement Blend 2025 Fund	3,437.66	N/A	3,407.78	313,129.39	N/A	3,425.11	724,854.19	1,648,587.67	N/A
JPM SmartRetirement Blend 2030 Fund	3,428.53	N/A	3,398.77	567,120.79	N/A	3,416.03	680,192.11	1,488,938.27	N/A
JPM SmartRetirement Blend 2035 Fund	3,426.83	N/A	3,397.19	349,927.80	N/A	3,414.37	443,931.63	1,136,637.51	N/A
JPM SmartRetirement Blend 2040 Fund	3,425.29	N/A	3,395.66	524,368.26	N/A	3,412.84	379,734.34	934,743.41	N/A
JPM SmartRetirement Blend 2045 Fund	3,436.03	N/A	3,406.31	189,144.76	N/A	3,423.53	153,112.35	340,156.35	N/A
JPM SmartRetirement Blend 2050 Fund	3,437.80	N/A	3,408.07	202,845.48	N/A	3,425.30	137,282.82	155,170.91	N/A
JPM SmartRetirement Blend 2055 Fund	3,484.84	N/A	3,454.77	60,963.95	N/A	3,472.21	17,522.72	17,909.85	N/A
JPM SmartRetirement Blend Income Fund	3,426.94	N/A	3,397.10	144,471.30	N/A	3,414.33	621,196.67	853,412.90	N/A
JPM SmartRetirement Income Fund	16,001,343.84	N/A	520,615.77	9,339,589.71	30,547,693.88	2,715,810.55	N/A	N/A	N/A
Latin America Fund	1,489,874.62	N/A	225,168.77	4,208,838.68	N/A	N/A	N/A	N/A	N/A
Managed Income Fund	N/A	N/A	N/A	349,321.13	339,703,043.08	N/A	N/A	N/A	N/A
Market Neutral Fund	4,658,957.08	N/A	1,654,086.46	6,857,976.88	N/A	N/A	N/A	N/A	N/A
Mid Cap Equity Fund	3,037,232.94	N/A	426,446.67	38,557,018.94	N/A	14,581.43	2,020.51	15,675,824.80	N/A
Mid Cap Value Fund	93,427,277.93	325,775.21	17,206,234.41	79,415,685.66	225,320,087.94	2,069,306.64	N/A	N/A	N/A
Multi-Sector Income Fund	9,934,631.11	N/A	145,997.56	171,456,612.94	N/A	5,454.28	391,572.51	4,439,499.66	N/A
New York Tax Free Bond Fund	25,319,284.42	130,340.54	15,069,664.43	6,905,197.03	20,664,357.69	N/A	N/A	N/A	N/A
Real Return Fund	1,576,742.73	N/A	1,328,086.72	131,767.34	5,982,835.91	N/A	N/A	N/A	N/A
Realty Income Fund	5,282,417.33	44,054.37	619,566.84	N/A	17,488,277.77	N/A	39,109,665.33	N/A	N/A
Research Equity Long/Short Fund	3,078,589.00	N/A	32,174.26	2,798,729.32	N/A	N/A	3,456.85	N/A	N/A
Research Market Neutral Fund	6,024,387.28	31,010.72	839,929.97	18,485,329.99	20,105,459.70	N/A	N/A	N/A	N/A
Security Capital US Core Real Estate Securities Fund	272,254.37	N/A	3,515.88	2,991,886.74	N/A	N/A	3,680.49	1,110,552.61	N/A
Short Duration High Yield Fund	146,443.34	N/A	5,447.10	20,412,603.11	N/A	N/A	N/A	4,147,876.59	N/A
Small Cap Core Fund	N/A	N/A	N/A	12,172,226.56	N/A	N/A	N/A	N/A	N/A
Small Cap Equity Fund	17,164,073.78	178,392.30	1,089,791.71	28,527,306.26	N/A	108,096.47	21,518,709.69	N/A	N/A
Strategic Income Opportunities Fund	424,161,330.94	N/A	159,085,386.81	1,542,022,839.33	N/A	N/A	37,317,001.27	N/A	N/A
Strategic Preservation Fund	4,736,870.08	N/A	44,941.36	1,482,654.19	N/A	N/A	15,153.21	N/A	N/A
Tax Aware Equity Fund	331,404.71	N/A	85,108.28	3,015,608.48	41,470,732.27	N/A	N/A	N/A	N/A
Tax Aware High Income Fund	4,032,545.73	N/A	1,905,944.25	3,001,852.15	N/A	N/A	N/A	N/A	N/A
Tax Aware Income Opportunities Fund	12,284,153.57	N/A	1,866,593.59	29,227,046.97	N/A	N/A	N/A	N/A	N/A
Tax Aware Real Return Fund	11,322,575.65	N/A	6,857,149.55	19,104,559.09	158,418,866.60	N/A	N/A	28,599,972.54	N/A
Tax Aware Real Return SMA Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2,379,898.00
Total Emerging Markets Fund	48,744.69	N/A	10,214.37	1,774,084.31	N/A	4,388.70	4,376.10	4,380.03	N/A

36

Fund Name	Class A	Class B	Class C	Select Class	Institutional Class	Class R2	Class R5	Class R6	SMA Class
Total Return Fund	4,563,558.70	N/A	1,099,370.98	14,990,330.28	N/A	N/A	182,663.04	N/A	N/A
U.S. Dynamic Plus Fund	4,951,464.52	N/A	55,591.76	10,812,115.90	N/A	N/A	N/A	N/A	N/A
U.S. Equity Fund	76,480,182.35	310,340.45	11,393,083.66	156,929,049.75	271,774,974.12	8,068,931.59	31,614,409.46	152,604,246.72	N/A
U.S. Large Cap Core Plus Fund	31,821,122.02	N/A	8,974,633.11	302,376,923.93	N/A	186,346.93	8,886,830.86	N/A	N/A
U.S. Research Equity Plus Fund	37,830.74	N/A	12,477.13	764,424.15	N/A	4,018.08	3,783.47	3,326.18	N/A
U.S. Small Company Fund	7,029,440.60	N/A	1,146,239.61	8,415,070.53	6,572,791.23	465,603.08	N/A	2,807,202.98	N/A
Undiscovered Managers Behavioral Value Fund	5,131,118.96	15,149.70	1,580,455.84	N/A	5,817,395.49	N/A	N/A	N/A	N/A
Value Advantage Fund	50,510,588.08	N/A	11,842,575.74	78,242,243.19	89,661,181.47	N/A	N/A	N/A	N/A

Fund Name	Morgan	Agency	Class B	Class C	Capital	Cash Mgmt	Direct	Eagle
100% U.S. Treasury Securities Money Market Fund	1,724,489,013.32	1,991,874,474.90	N/A	N/A	10,387,153,200.94	N/A	N/A	N/A
California Municipal Money Market Fund	431,975,375.46	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Current Yield Money Market Fund	N/A	N/A	N/A	N/A	9,516,624.54	N/A	N/A	N/A
Federal Money Market Fund	94,047,526.67	233,847,977.67	N/A	N/A	N/A	N/A	N/A	N/A
New York Municipal Money Market Fund	636,584,389.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Prime Money Market Fund	2,377,121,132.62	7,054,232,343.01	820,709.29	17,422,744.59	66,224,378,103.47	792,511,069.73	1,846,916,476.33	358,121,671.70
Tax Free Money Market Fund	284,585,898.72	365,834,316.11	N/A	N/A	N/A	N/A	100,108.35	1,320,538,878.44

Fund Name	E*Trade	IM Class	Institutional Class	Investor	Premier	Reserve	Service
100% U.S. Treasury Securities Money Market Fund	N/A	N/A	9,164,870,197.47	N/A	1,269,544,455.57	44,904,135.98	100,019.31
California Municipal Money Market Fund	1,037,965,583.72	N/A	N/A	N/A	N/A	N/A	111,057,167.95
Current Yield Money Market Fund	N/A	N/A	500,564.55	N/A	N/A	N/A	N/A
Federal Money Market Fund	N/A	N/A	3,791,067,959.98	N/A	283,565,795.32	2,355,583.11	N/A
New York Municipal Money Market Fund	375,046,237.17	N/A	N/A	N/A	N/A	242,267,534.08	54,137,514.55
Prime Money Market Fund	N/A	123,582,594.33	29,893,257,312.33	759,484,407.99	2,058,484,080.11	1,425,380,540.94	1,792,075,988.58
Tax Free Money Market Fund	N/A	N/A	10,941,498,221.34	N/A	2,343,480,405.94	4,675,913,517.40	N/A

37

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Exhibit C.

38

EXHIBIT A

JPMORGAN FUNDS

GOVERNANCE COMMITTEE CHARTER

(As Amended February 16, 2012)

ORGANIZATION

There shall be a committee of the Boards of Trustees* (the “Boards”) of the JPMorgan Funds, including the Pacholder High Yield Fund, Inc., (the “Funds”) to be known as the Governance Committee (the “Committee”). With respect to the Pacholder High Yield Fund, Inc., the Governance Committee shall function as the Nominating Committee and Compensation Committee for purposes of Sections 804 and 805 of the NYSE Amex Company Guide. The Committee shall be composed solely of Trustees who are not “interested persons” of the Funds as defined by the Investment Company Act of 1940, as amended, and who are independent as defined in the NYSE Amex Company Guide 803A and satisfy the requirements of NYSE Amex Company Guide 803B(2) (“Independent Trustees”). The Chairman of the Boards shall determine the number of Committee members, shall nominate the members of the Committee and shall appoint the Chairperson of the Committee, subject to the approval of the full Boards. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Boards. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

RESPONSIBILITES

The duties of the Committee are:

•	to select and nominate persons for election or appointment as Trustees including Independent Trustees and Trustees who are interested persons of the Funds (i) as additions to the Boards, (ii) to fill vacancies which, from time to time, may occur in the Boards, (iii) for election by the Funds’ shareholders at meetings called for the election of Trustees, including the Pacholder High Yield Fund, Inc.’s annual meeting, and (iv) for election by holders of preferred shares of the Pacholder High Yield Fund, Inc. voting as a separate class;

•	to review from time to time the compensation payable to the Trustees and to make recommendations to the Boards with respect thereto;

•	to establish Trustee expense policies;

•	to review and evaluate from time to time the functioning of the Boards and the various committees of the Boards and to make recommendations to the Boards with respect thereto;

•	to consider and recommend the appointment or removal of the Funds’ Senior Officer;

•	to consider and approve the compensation of the Funds’ Senior Officer;

•	to approve the retention and compensation of consultants, experts or staff as may be reasonably necessary to assist the Senior Officer in the performance of his or her duties;

•	to receive compliance reports from the Funds’ Senior Officer at regular meetings of the Committee and, as necessary, between meetings of the Boards;

*	The term “Board of Trustees” also refers to “Board of Directors” and the term “Trustee” also refers to “Director”.

1

•	to select independent legal counsel to the Independent Trustees and recommend the retention of such counsel to the Independent Trustees;

•	to select legal counsel to the Funds and recommend the retention of such counsel to the Board of Trustees and to provide ongoing monitoring of counsel’s fees;

•	to consult with independent counsel for the Independent Trustees so that the Committee may be apprised of regulatory developments affecting governance issues;

•	to oversee and report to the Boards on the risk management processes for the Funds;

•	to oversee on going civil litigation affecting the Funds, the Adviser or the Board of Trustees;

•	to oversee regulatory issues or deficiencies affecting the Funds (except with respect to financial matters considered by the Audit Committee);

•	to establish and revise, as appropriate, a Trustee Investment Policy concerning Trustee investments in the Funds;

•	to oversee and review matters with respect to service providers to the Funds (except with respect to auditors);

•	to review from time to time shareholder correspondence to the Boards; and

•	to select and recommend continuing education and industry seminars; and

•	to review and act upon such other matters as are referred to the Committee by the Boards.

NOMINATION OF TRUSTEES

After a determination by the Committee that a person should be nominated as an additional Trustee, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a Trustee position on any of the Boards, the Committee shall nominate a person for appointment by a majority of the members of the Boards to add to the Boards or to fill the vacancy. Prior to a meeting of the shareholders of the Funds called for the purpose of electing Trustees, the Committee shall nominate one or more persons for election as Trustees at such meeting.

Evaluation by the Committee of a person as potential nominee to serve as a Trustee should include (but need not be limited to):

•	upon advice of independent legal counsel to the Boards, whether or not a person being considered for nomination as an Independent Trustee is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Funds;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee;

•	the contribution which the person can make to the Boards and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•	desirable personality traits of the individual including independence, leadership and the ability to work with the other members of the Boards; and

•	consistent with the Investment Company Act of 1940, as amended (the “1940 Act”), the Committee may consider recommendations from management in its evaluation process as it deems appropriate.

The Committee shall review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Committee.

2

As long as any Class of any Fund is subject to any provision of the 1940 Act and/or any rule or regulation adopted thereunder that requires that the selection and nomination of the Independent Trustees of a Fund be limited solely to the discretion of the Independent Trustees, the Committee shall comply with such requirements.

In seeking out potential nominees and in nominating persons to serve as Independent Trustees of the Funds, the Committee shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person’s ability to serve as an Independent Trustee.

REVIEW OF COMPENSATION

At least annually, the Committee shall review and recommend the amount of compensation payable to the Independent Trustees and other Trustees who are not employees of any adviser or principal underwriter of any Fund and report its findings and recommendation to the Boards. Compensation shall be based on the responsibilities and duties of the Independent Trustees and such other Trustees and the time required to perform these duties. The Committee shall also make recommendations to the Boards regarding matters related to compensation, including deferred compensation plans, expense reimbursement policies and policies for the Independent Trustees and such other Trustees, and shall monitor any and all such policies and deferred compensation plans.

EVALUATION FACTOR

The Committee shall consider, be responsible for and implement any periodic self-evaluation process of the Boards and all committees of the Boards.

SELECTION OF COUNSEL

The Committee shall consider and oversee the selection of independent legal counsel to the Independent Trustees in accordance with Rule 0-1(a)(6) under the 1940 Act and shall recommend such counsel to the Independent Trustees. In making such selection the Committee will examine and monitor such legal counsel’s client relationships in order to ascertain continued independence.

SHAREHOLDER COMMUNICATIONS

The Committee will review shareholder correspondence to the Boards. Shareholders wishing to send communications to any of the Boards or specific members of such Boards will be directed to submit communications only in written form. All such shareholder communications should clearly identify the specific Boards or specific Board members to which each communication is directed and should be sent to the attention of the Trust’s Secretary, at 270 Park Avenue, New York, New York 10017 in the first instance. The Trust’s Secretary will maintain a copy of any such communication and promptly forward each such communication to the Committee no less frequently than monthly. The Committee will periodically review such communications and determine how to respond. Other Trustees will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall specifically identify the substance of all such communications.

REVIEW OF COMMITTEE AND CHARTER

The Committee shall periodically review the role of the Committee and this Charter and make recommendations to the Independent Trustees with respect thereto.

MAINTENANCE OF CHARTER

Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for the Fund and any modification to the Charter.

3

EXHIBIT B

CURRENT EXECUTIVE OFFICERS OF THE TRUST

The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trusts and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

The Trusts’ officers are compensated by advisory affiliates of JPMorgan Chase & Co. for services rendered to the Trusts. The Officers of the Trusts receive no direct remuneration from the Funds except the Funds, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to JPMFM for a portion of the fees associated with the Office of the Chief Compliance Officer.

Name (Year of Birth)	Positions held with the Trusts (since)	Principal Occupations During Past 5 Years
Robert L. Young[1] (1963)	President and Principal Executive Officer (2013)	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964)	Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964)	Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953)	Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962)	AML Compliance Officer (2012)	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin[1] (1964)	Assistant Secretary (2005)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio[1] (1962)	Assistant Secretary (2005)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975)	Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

1

Name (Year of Birth)	Positions held with the Trusts (since)	Principal Occupations During Past 5 Years
Carmine Lekstutis (1980)	Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980)	Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase 2010 until February 2014; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971)	Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969)	Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963)	Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970)	Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971)[1]	Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969)	Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

[1]	Address is 460 Polaris Parkway, Westerville, OH 43082

2

EXHIBIT C

PRINCIPAL SHAREHOLDERS OF THE FUNDS

As of March 21, 2014, the following persons were the owners of more than 5% of the outstanding shares of the following class of shares of the following Funds. Shareholders indicated with an (*) below are a subsidiary or affiliate of JPMorgan Chase & Co. Shareholders indicated with an (**) below holding greater than 25% or more of a Fund are “controlling persons” under the 1940 Act.

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
JPM 100% US TREASURY SEC MONEY MKT FND

AGENCY SHARES	BEAR STEARNS SECURITIES CORP*,** ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	28.35%

	WSS EOD REGULAR SWEEP OMNIBUS** 10410 HIGHLAND MANOR DRIVE 3RD FLOOR TAMPA FL 33610-9128	26.35%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	18.14%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	6.34%

CAPITAL SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	20.87%

	FIRST CLEARING LLC ATTN JOHN PENDER ONE NORTH JEFFERSON ST LOUIS MO 63103	9.81%

	VODAFONE FINANCE LIMITED 1 KINGDOM STREET PADDINGTON CENTRAL LONDON UK W2 6BY	9.63%

	MERRILL LYNCH PIERCE, FENNER & SMITH INC 200 N COLLEGE ST FL 3 CHARLOTTE NC 28202-2191	7.53%

	METRO PCS COMMUNICATIONS INC TREASURY DEPT 2250 LAKESIDE BLVD RICHARDSON TX 75082-4304	5.03%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	26.10%

	UNION BANK TR NOMINEE FBO PORTAL OMNIBUS REINVEST ATTN MUTUAL FUNDS PO BOX 85484 SAN DIEGO CA 92186-5484	11.83%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	9.21%

	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	8.77%

	HARE & CO # 2 ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	6.78%

MORGAN SHARES	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	15.65%

	JPMORGAN CHASE BANK* 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	11.22%

	WSS EOD REGULAR SWEEP OMNIBUS 10410 HIGHLAND MANOR DRIVE 3RD FLOOR TAMPA FL 33610-9128	10.85%

	NBA/NBA PLAYERS ASSOCIATION ESCROW ACCOUNT 2013-14 SEASON ATTN MICHELLE A LEFTWICH VP & ASST G C, NATIONAL BASKETBALL ASSOC. 645 5TH AVE NEW YORK NY 10022-5910	9.30%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	8.60%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	SATURN & CO C/O STATE STREET BANK & TRUST CO MAIL STOP CC 10313 1200 CROWN COLONY DR QUINCY MA 02169-0938	7.97%

PREMIER SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	52.77%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	12.89%

	CITIBANK CONTINENTAL BOULEVARD DEPOSIT ACCOUNT ATTN CHARLES KICK 480 WASHINGTON BLVD 30TH FLR JERSEY CITY NJ 07310-2053	8.27%

RESERVE SHARES	JPMSI AS AGENT FOR*,** KINGSLEY AND CO FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	32.07%

	INGALLS & SNYDER LLC AS AGENT OMNIBUS A/C FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: JOSEPH DIBUONO 61 BROADWAY NEW YORK NY 10006-2701	9.55%

	RISC TR WILMINGTON TRUST FBO SILLMAN BANCCORP RSP PO BOX 52129 PHOENIX AZ 85072-2129	6.20%

	JP MORGAN CLEARING CORP* ATTN: DENISE DILORENZO-SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	5.75%

SERVICE SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
JPM ACCESS BALANCED FUND

CLASS A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	97.90%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	99.49%

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	99.97%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	98.67%

JPM ACCESS GROWTH FUND

CLASS A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	99.45%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	99.59%

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	99.81%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	97.57%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
JPM ALTERNATIVE STRATEGIES FUND

CLASS A SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	70.49%

	STATE STREET BANK & TRUST CO** CUST FOR THE TRAD IRA OF ROBERT J HOLTZ 6 RIDLEY CT GLEN RIDGE NJ 07028-2423	27.85%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	85.01%

	ROBERT L MASKE JOAN A MASKE TTEES THE MASKE FAMILY 1997 TRUST 2826 W CANYON AVE SAN DIEGO CA 92123-4648	14.99%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

SELECT CLASS SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	97.27%

JPM ASIA PACIFIC FUND

CLASS A SHARES	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	19.63%

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF DONALD G ROSE 16254 PALOMINO MESA WAY SAN DIEGO CA 92127-4445	14.09%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	13.05%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	12.04%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	10.11%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	7.80%

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF ALBERT B GORDON JR 96 WESSKUM WOOD RD OLD GREENWICH CT 06870-1515	7.79%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	65.61%

	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	25.06%

SELECT CLASS SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	69.99%

	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	26.53%

JPM CALIFORNIA MUNICIPAL MONEY MKT FUND

ETRADE SHARES	E TRADE CLEAR LLC AS AGE FOR** THE EX BEN OF ITS DEP CUST FOR THEM&OTH ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	100.00%

MORGAN SHARES	BEAR STEARNS SECURITIES CORP*,** ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	67.31%

	FIDUCIARY TRUST REVENUE ATTN: BANK OPERATIONS 600 5TH AVE NEW YORK NY 10020-2302	20.74%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

SERVICE SHARES	LPL FINANCIAL LLC AS AGENT** FOR AND EXCLUSIVE BENEFIT FOR IT’S CUSTOMERS ATTN KRISTIN KENNEDY 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	100.00%

JPM CALIFORNIA TAX FREE BOND FUND

CLASS A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	55.22%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	10.23%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.25%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.02%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	57.45%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13.36%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.62%

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	50.98%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES** LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	32.22%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.31%

SELECT CLASS SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	29.61%

	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	25.17%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	15.29%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	10.48%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	9.07%

JPM CHINA REGION FUND

CLASS A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	34.39%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	17.15%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.55%

	BENJAMIN H SOETER YULI M SOETER JTWROS 908 PARADISE LN POPLAR BLUFF MO 63901-2240	5.28%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	38.99%

	MLPF&S** 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	26.40%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	7.09%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.43%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	96.80%

JPM COMMODITIES STRATEGY FUND

CLASS A SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	48.01%

	STATE STREET BANK & TRUST** CO CUST FOR THE TRAD IRA OF DAVID W RYAN 1906 LOWER HUNTERS TRCE LOUISVILLE KY 40216-1526	30.79%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF CHARLES R MARTIN SR 104 MANNINGTON CT DOTHAN AL 36305-6326	21.20%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R6 SHARES	JPMIM AS AGENT FOR*,** JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	31.61%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT INCOME FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	23.69%

	JPMIM AS AGENT FOR* JPMORGAN DIVERSIFIED REAL RETURN ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	15.74%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.81%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2010 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.33%

SELECT CLASS SHARES	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	25.63%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	22.45%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	18.83%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	16.03%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.41%

JPM CORPORATE BOND FUND

CLASS A SHARES	GENWORTH FINANCIAL TRUST** CO CUST FBO GFWM AND MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	42.00%

	PERSHING LLC** P.O. BOX 2052 JERSEY CITY NJ 07303-2052	27.82%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	10.54%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	83.60%

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF JEROME J PAPROCKI 2110 37TH ST COLUMBUS NE 68601-3071	16.40%

CLASS R6 SHARES	JPMIM AS AGENT FOR*,** JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	26.60%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	16.31%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	14.38%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.94%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT INCOME FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.64%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.97%

SELECT CLASS SHARES	LPL FINANCIAL** 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	34.67%

	JPMIM AS AGENT FOR*,** OFFICE OF HAWAIIAN AFFAIRS ATTN CLIENT SERVICES 460 POLARIS PKWY # OH1-1235 WESTERVILLE OH 43082-8212	33.34%

	BRICS & CO*,** C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	28.48%

JPM CURRENT INCOME FUND

INSTITUTIONAL CLASS SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

SELECT CLASS SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

JPM CURRENT YIELD MONEY MKT FUND

CAPITAL SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

INSTITUTIONAL CLASS SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

JPM DISCIPLINED EQUITY FUND

CLASS A SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	28.08%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.89%

	SAXON & CO P O BOX 7780-1888 PHILADELPHIA PA 19182-0001	5.59%

INSTITUTIONAL CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	52.67%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	15.05%

	MARIL & CO FBO NG C/O BMO HARRIS BANK NA ATTN MF ATTN MF 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	10.33%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN CHASE CUSTODIAN* FBO HOUSING AND URBAN DEVELOPMENT 4 NEW YORK PLAZA 12TH FLOOR NEW YORK NY 10004-2413	9.13%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	17.44%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.51%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.63%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.01%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.80%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.77%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.24%

SELECT CLASS SHARES	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	18.13%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	13.30%

	SAXON & CO P O BOX 7780-1888 PHILADELPHIA PA 19182-0001	6.60%

	T ROWE PRICE RETIREMENT PLAN SERVICES INC CUST FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	5.17%

JPM DIVERSIFIED FUND

CLASS A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	42.63%

	BANCO POPULAR DE PUERTO RICO FBO CHEVRON PR PENSION PLAN FIDUCIARY SERVICES DIVISION (725) ATTN ROSAURA COSME PO BOX 362708 SAN JUAN PR 00936-2708	7.69%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	5.09%

CLASS B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	48.53%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	52.48%

	MLPF&S 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	9.68%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.36%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.63%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.53%

INSTITUTIONAL CLASS SHARES	BRICS & CO*,** C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	32.51%

	JPMIM AS AGENT FOR* WEILL CORNELL MEDICAL BENEFITS TRUST DIVERSIFIED ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-2470 NEWARK DE 19713-2105	16.63%

	JPMIM AS AGENT FOR* BAE SYSTEMS SUPPLEMENTAL RETIREMENT TRUST ATTN CLIENT SERVICES 460 POLARIS PKWY WESTERVILLE OH 43082-8212	7.38%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	6.81%

	JPMIM AS AGENT FOR* RESEARCH FOUNDATION CUNY ATTN CLIENT SERVICES 460 POLARIS PKWY # OH1-1235 WESTERVILLE OH 43082-8212	5.55%

	JPMIM AS AGENT FOR* NEW YORK UNIVERSITY VEBA TRUST ATTN: CLIENT SERVICES 500 STANTON CHRISTIANA RD OPS 2/2 DE3-3750 NEWARK DE 19713-2105	5.54%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	32.37%

	GILA RIVER HEALTHCARE CORPORATION PO BOX 310 483 WEST SEED FARM ROAD SACATON AZ 85147-0006	24.88%

	JPMORGAN CHASE BANK AS* TRUSTEE FBO PROFIT SHARING PLAN FOR EMPLOYEES OF TRINITY INC 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	6.83%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	6.81%

JPM DIVERSIFIED REAL RETURN FUND

CLASS A SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	39.99%

	PIMS/PRUDENTIAL RETIREMENT** AS NOMINEE FOR THE TTEE/CUST PL 767 VIRTUOSO, LTD 401(K) 505 MAIN ST STE 500 FT WORTH TX 76102-5456	35.20%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	6.61%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	72.93%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.16%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.38%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	97.26%

CLASS R5 SHARES	NFS LLC FBO** ASC TRUST CORP ATTN GABY BAMBA CAPITOL PLAZA BLDG 120 FATHER DUENAS AVE STE 110 HAGATNA GU 96910-5058	45.15%

	PRUDENTIAL BANK & TRUST** FSB TTEE STATE OF HAWAII 280 TRUMBULL STREET HARTFORD CT 06103-3509	25.48%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	20.71%

SELECT CLASS SHARES	JPMIM AS AGENT FOR*,** WEILL CORNELL MEDICAL BENEFITS TRUST DIVERSIFIED ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-2470 NEWARK DE 19713-2105	49.87%

	BRICS & CO*,** C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	45.42%

JPM DYNAMIC GROWTH FUND

CLASS A SHARES	EDWARD D JONES & CO** FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	32.81%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	22.30%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.91%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	7.84%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	35.20%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10.03%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.86%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	8.10%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	8.02%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6.11%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	6.03%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	5.63%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	90.79%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	9.21%

SELECT CLASS SHARES	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	44.13%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	19.25%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	15.60%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.99%

JPM DYNAMIC SMALL CAP GROWTH FUND

CLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	27.40%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	20.31%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	15.91%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	46.86%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	9.84%

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF STEPHEN H ARBIT 7380 S ORIOLE BLVD APT 207 DELRAY BEACH FL 33446-3503	5.65%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.45%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	89.15%

SELECT CLASS SHARES	MORGAN STANLEY SMITH** BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	91.22%

JPM EMERGING ECONOMIES FUND

CLASS A SHARES	GENWORTH FINANCIAL TRUST** CO CUST FBO GFWM AND MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	37.70%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	22.32%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	8.94%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	6.51%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.45%

CLASS C SHARES	RAYMOND JAMES** OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	32.28%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	19.82%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	12.09%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	8.80%

CLASS R5 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	16.80%

	ATTN MUTUAL FUND OPERATIONS MAC & CO PO BOX 3198 PITTSBURGH PA 15230-3198	14.75%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	14.01%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.05%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.49%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.97%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.41%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2050 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.05%

SELECT CLASS SHARES	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	26.23%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	17.50%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	14.39%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.31%

	BROWN BROTHERS HARRIMAN AND COMPANY AS CUSTODIAN 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1692	11.24%

	COMERICA BANK FBO NORTHERN ARIZONA HEALTHCARE PO BOX 75000 DETROIT MI 48275-0001	7.60%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
JPM EMERGING MKTS DEBT FUND

CLASS A SHARES	GENWORTH FINANCIAL TRUST** CO CUST FBO GFWM AND MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	28.24%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	17.74%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	17.37%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.28%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6.42%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5.35%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	41.39%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	16.94%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	8.26%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7.73%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R5 SHARES	MITRA & CO** C/O M&I TRUST CO NA ATTN MF 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	75.06%

	FRONTIER TRUST CO FBO ACCURATE CORROSION CONTROL INC 40 212399 PO BOX 10758 FARGO ND 58106-0758	24.22%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	17.21%

	ATTN MUTUAL FUND OPERATIONS MAC & CO PO BOX 3198 PITTSBURGH PA 15230-3198	14.58%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.04%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.27%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.27%

	JPMIM AS AGENT FOR* JPMORGAN DIVERSIFIED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.09%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT INCOME FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.39%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

SELECT CLASS SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	18.63%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	16.57%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.99%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.29%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.82%

	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	6.49%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.77%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.69%

JPM EMERGING MKTS EQUITY FUND

CLASS A SHARES	BNY MELLON INVESTMENT** SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	27.29%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	13.31%

	GENWORTH FINANCIAL TRUST CO CUST FBO GFWM AND MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	10.21%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.58%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5.03%

CLASS B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	48.46%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10.31%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	8.89%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	8.16%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.37%

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	23.70%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	22.16%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	10.30%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	8.15%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.33%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.60%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.01%

INSTITUTIONAL CLASS SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	54.53%

	ATTN MUTUAL FUND OPERATIONS MAC & CO PO BOX 3198 PITTSBURGH PA 15230-3198	10.22%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	10.17%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MARIL & CO FBO JD C/O M&I TRUST COMPANY NA 11270 W PARK PL STE 400 # PPW04WM MILWAUKEE WI 53224-3638	7.37%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.42%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	17.41%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	14.95%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.70%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.66%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.78%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.82%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2050 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.60%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

SELECT CLASS SHARES	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	22.47%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	15.30%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.40%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.52%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	7.70%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.95%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.61%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	5.90%

JPM EMERGING MKTS LOCAL CURRENCY DEBT FD

CLASS A SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	33.61%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	15.94%

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF RAJAN JAIN 16 CLARENDON PL SCARSDALE NY 10583-2418	13.29%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.97%

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF JIM A GRIES 4970 E COUNTY ROAD 2100 N DALE IN 47523-9589	6.91%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	16.62%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	15.22%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.38%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.08%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.36%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.89%

	JPMIM AS AGENT FOR* JPMORGAN DIVERSIFIED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.69%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT INCOME FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.21%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2050 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.14%

SELECT CLASS SHARES	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	41.77%

	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	30.03%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.82%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.10%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	6.85%

JPM EQUITY FOCUS FUND

CLASS A SHARES	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	32.40%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	24.42%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	19.63%

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF SANFORD P SITES W164N8532 HIAWATHA AVE MENOMONEE FLS WI 53051-3029	6.34%

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF VISH IYER 3575 MARTIGUES CT SAN JOSE CA 95148-4396	5.71%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	61.95%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	8.31%

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF JEROME J PAPROCKI 2110 37TH ST COLUMBUS NE 68601-3071	7.82%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF WILLIAM C STELLHORN 2712 MERIDIAN LAKE DR BELLEVILLE IL 62221-3371	6.46%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	90.78%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	7.17%

JPM FEDERAL MONEY MKT FUND

AGENCY SHARES	WSS EOD REGULAR SWEEP** OMNIBUS 10410 HIGHLAND MANOR DRIVE 3RD FLOOR TAMPA FL 33610-9128	69.39%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	13.60%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	8.04%

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	44.33%

	EDWARD D JONES & CO** FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	33.66%

	MCKINSEY MASTER RETIREMENT TRUST ATTN: GRACE LAUDATO 55 EAST 52ND ST NEW YORK NY 10055-0002	10.02%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

MORGAN SHARES	E TRADE CLEAR LLC AS AGE** FOR THE EX BEN OF ITS DEP CUST FOR THEM&OTH ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	59.34%

	WSS EOD REGULAR SWEEP OMNIBUS 10410 HIGHLAND MANOR DRIVE 3RD FLOOR TAMPA FL 33610-9128	8.35%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	7.79%

PREMIER SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	47.31%

	WSS EOD REGULAR SWEEP OMNIBUS 10410 HIGHLAND MANOR DRIVE 3RD FLOOR TAMPA FL 33610-9128	7.98%

	PIERRE F LAPEYRE JR 1160 PARK AVE APT 3A NEW YORK NY 10128-1212	6.70%

	HEARTLAND INDUSTRIAL PARTNERS LIMITED PARTNERSHIP ATTN STEVE LAMB 177 BROAD ST STE 1110 FL 10 STAMFORD CT 06901-2064	6.38%

RESERVE SHARES	BEAR STEARNS SECURITIES*,** CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	72.70%

	BLUE SKY SATELLITE SERVICES** INC ATTN DAVE BENNET 29475 W 95TH ST DE SOTO KS 66018-9545	26.64%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
JPM FLOATING RATE INCOME FUND

CLASS A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	38.13%

	GENWORTH FINANCIAL TRUST** COMPANY FOR THE SOLE BENEFIT OF CUSTOMERS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	27.18%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	11.86%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5.45%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	5.02%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	25.05%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	16.88%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.76%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.12%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	6.05%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	5.70%

CLASS R6 SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	73.45%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.15%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.34%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	84.52%

JPM GLOBAL ALLOCATION FUND

CLASS A SHARES	PERSHING LLC** P.O. BOX 2052 JERSEY CITY NJ 07303-2052	35.31%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	20.38%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	10.46%

CLASS C SHARES	PERSHING LLC** P.O. BOX 2052 JERSEY CITY NJ 07303-2052	50.75%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	15.77%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.52%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

SELECT CLASS SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	70.91%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	21.04%

JPM GLOBAL BOND OPPORTUNITIES FUND

CLASS A SHARES	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	22.11%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	16.91%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	15.88%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	13.90%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.11%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.17%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.06%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS C SHARES	PERSHING LLC** P.O. BOX 2052 JERSEY CITY NJ 07303-2052	38.99%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	22.95%

	PHILIP EBERLY 119 N VILLAGE LN CHADDS FORD PA 19317-9327	13.79%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	9.14%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	6.66%

CLASS R6 SHARES	JPMIM AS AGENT FOR AARP*,** ATTN CLIENT SERVICES 460 POLARIS PKWY OH1-0213 WESTERVILLE OH 43082-8212	99.86%

SELECT CLASS SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	71.90%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	12.13%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.32%

JPM GLOBAL EQUITY INCOME FUND

CLASS A SHARES	GENWORTH FINANCIAL TRUST** COMPANY FOR THE SOLE BENEFIT OF CUSTOMERS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	65.86%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	14.28%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	6.74%

CLASS C SHARES	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	22.43%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	20.77%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	13.87%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.06%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	9.43%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	6.75%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

SELECT CLASS SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	52.78%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	GENWORTH FINANCIAL TRUST COMPANY FOR THE SOLE BENEFIT OF CUSTOMERS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	23.79%

	US BANK NA FBO GUIDE PATH MULTI-ASSET INCOME ASSET PO BOX 1787 MILWAUKEE WI 53201-1787	9.19%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.73%

JPM GLOBAL NATURAL RESOURCES FUND

CLASS A SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	23.15%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	14.48%

	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	12.77%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	8.22%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	34.76%

	LPL FINANCIAL** 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	31.57%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	13.81%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.60%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	94.23%

	FRONTIER TRUST CO FBO AKS MACHINE INC 401K PLAN PO BOX 10758 FARGO ND 58106-0758	5.77%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	90.77%

	MG TRUST CO CUST FBO ROCHESTER CATHOLIC SCHOOLS 403 B 717 17TH ST STE 1300 DENVER CO 80202-3304	9.23%

CLASS R6 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

SELECT CLASS SHARES	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	30.72%

	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	28.47%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	19.75%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	14.80%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
JPM GLOBAL RESEARCH ENHANCED INDEX FUND

CLASS A SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	83.34%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.21%

JPM GROWTH AND INCOME FUND

CLASS A SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	17.15%

CLASS B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	59.06%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.81%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	34.67%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	14.22%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	10.33%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.51%

SELECT CLASS SHARES	FIRST CLEARING LLC** SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	39.36%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.25%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	8.63%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	7.93%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7.68%

JPM INCOME BUILDER FUND

CLASS A SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	22.17%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	18.11%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	11.48%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.15%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5.66%

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	17.45%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	17.13%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	16.04%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	11.70%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.74%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.02%

SELECT CLASS SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	23.81%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	23.46%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	10.92%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.24%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	6.64%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.83%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	5.81%

JPM INFLATION MANAGED BOND FUND

CLASS A SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	41.40%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	CHARLES SCHWAB & CO INC** SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	33.67%

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	13.76%

CLASS C SHARES	PERSHING LLC** P.O. BOX 2052 JERSEY CITY NJ 07303-2052	34.01%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	21.71%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.98%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	7.26%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.58%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.37%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	5.78%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	42.43%

	DCGT TRUSTEE & OR CUSTODIAN** FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	26.52%

	FRONTIER TRUST CO FBO BARCLAY MACHINE RETIREMENT 401K P PO BOX 10758 FARGO ND 58106-0758	17.53%

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	12.76%

CLASS R5 SHARES	DCGT TRUSTEE & OR CUSTODIAN** FBO SERVANT SOLUTIONS INC RETPLAN T CUSTODIAN FUND OF FUNDS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	94.53%

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	5.03%

CLASS R6 SHARES	NFS LLC FEBO** THE NORTHERN TRUST COMPANY PO BOX 92956 CHICAGO IL 60675-2956	30.21%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	19.89%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT INCOME FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	14.85%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.86%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2010 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.84%

	JPMIM AS AGENT FOR* JPMORGAN DIVERSIFIED REAL RETURN ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.11%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	36.76%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	14.57%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.20%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.19%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.65%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.92%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
JPM INTERMEDIATE TAX FREE BOND FUND

CLASS A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	38.01%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	13.05%

	GENWORTH FINANCIAL TRUST CO CUST FBO GFWM AND MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	10.59%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.78%

CLASS B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	54.39%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	18.27%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	8.01%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	6.51%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	56.39%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	13.43%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	8.05%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.40%

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	74.45%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	16.00%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.35%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	42.42%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	12.62%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.03%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7.47%

JPM INTERNATIONAL CURRENCY INCOME FUND

CLASS A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	46.58%

	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	27.42%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	10.93%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.76%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	60.62%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	11.80%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.49%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.75%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	87.21%

JPM INTERNATIONAL EQUITY FUND

CLASS A SHARES	GENWORTH FINANCIAL TRUST** CO CUST FBO GFWM AND MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	36.49%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	20.25%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	10.01%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	7.86%

CLASS B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	55.07%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	16.23%

CLASS C SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	23.41%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	23.29%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	19.05%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	8.90%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.35%

CLASS R2 SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	37.02%

	FIDELITY INVESTMENTS INST** OPERATIONS CO INC CUST FBO SULLIVAN MOVING & STORAGE COMPANY 401K PLAN 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1987	25.15%

	FIDELITY INVESTMENTS INST** OPERATIONS CO INC AS AGENT FOR FBO KOBELCO STEWART ROLLING, INC 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1987	25.10%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	6.90%

CLASS R5 SHARES	JPMORGAN CHASE AS TRUSTEE* FBO CUSHMAN & WAKEFIELD 401(K) RETIREMENT SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	21.78%

	JPMORGAN CHASE AS TTEE FBO* ELKAY MANUFACTURING COMPANY RETIREMENT SAVING PLAN C/O JPMORGAN RETIREMENT PLAN SERV 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	18.43%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN RETIREMENT PLAN* SERVICES FBO BROWN AND CALDWELL SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	13.97%

	HOCO 922 WALNUT ST MAILSTOP TBTS 2 KANSAS CITY MO 64106-1802	11.18%

	US BANK CUST FBO SPRINGFIELD FIREFIGHTERS PENSION FUND PO BOX 1787 MILWAUKEE WI 53201-1787	9.78%

	GREATER TEXAS IBEW NECA ANNUITY PLAN ATTN PAUL KLASS PO BOX 860007 PLANO TX 75086-0007	5.24%

	PLUMBERS LOCAL UNION NO 27 PENSION FUND ATTN JUDY KRAUSE 1517 WOODRUFF ST PITTSBURGH PA 15220-5317	5.18%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	15.16%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.07%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.20%

	ATTN MUTUAL FUND OPERATIONS MAC & CO PO BOX 3198 PITTSBURGH PA 15230-3198	11.11%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.30%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.07%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.62%

SELECT CLASS SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	16.80%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.03%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.42%

	JPMORGAN CHASE BANK AS* TRUSTEE FBO CLARIAN HEALTH PARTNERS DC PLAN JPMRPS MGMT RPTG TEAM 11500 OUTLOOK STREET OVERLAND PARK KS 66211-1804	7.91%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.56%

JPM INTERNATIONAL OPPORTUNITIES FUND

CLASS A SHARES	GENWORTH FINANCIAL TRUST** COMPANY FOR THE SOLE BENEFIT OF CUSTOMERS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	51.12%

	PERSHING LLC** P.O. BOX 2052 JERSEY CITY NJ 07303-2052	27.68%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	11.71%

CLASS B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	25.66%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	20.19%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	18.06%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5.75%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.54%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	58.79%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	14.88%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.57%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.04%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

INSTITUTIONAL CLASS SHARES	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	22.11%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	16.86%

	JPMORGAN CHASE BANK CUST* FBO BOSE CORPORATION BENEFIT REPLACEMENT PLAN 1 CHASE MANHATTAN PLZ FL 19 NEW YORK NY 10005-1401	16.51%

	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	15.06%

	SAXON & CO PO BOX 7780-1888 PHILADELPHIA PA 19182-0001	8.48%

	VRSCO FBO AIGFSB CUSTODIAN TRUSTEE FBO HOSPITAL SISTERS HLTH SYSTEM 403B 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	6.24%

	TYSON FAMILY FOUNDATION, INC ATTN HARRY C ERWIN III 6311 RANCH DR LITTLE ROCK AR 72223-4623	6.10%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	16.04%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.25%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.49%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.67%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.36%

	ATTN MUTUAL FUND OPERATIONS MAC & CO PO BOX 3198 PITTSBURGH PA 15230-3198	9.74%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.12%

SELECT CLASS SHARES	JPMIM AS AGENT FOR*,** TRANSAMERICA JPMORGAN TACTICAL ALLOCATION VP ATTN CLIENT SERVICES 575 WASHINGTON BLVD # NY1-D153 JERSEY CITY NJ 07310-1616	37.19%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	21.58%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	15.94%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	6.69%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
JPM INTERNATIONAL REALTY FUND

CLASS A SHARES	GENWORTH FINANCIAL TRUST*,** CO CUST FBO GFWM AND MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	51.12%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	23.81%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	10.45%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.57%

CLASS C SHARES	MORGAN STANLEY SMITH** BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	55.39%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	9.96%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7.96%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.87%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.13%

CLASS R5 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	17.55%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	17.17%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.75%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.24%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.77%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.63%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.81%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2050 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.47%

SELECT CLASS SHARES	JPMIM AS AGENT FOR*,** OFFICE OF HAWAIIAN AFFAIRS ATTN CLIENT SERVICES 460 POLARIS PKWY # OH1-1235 WESTERVILLE OH 43082-8212	28.52%

	BRICS & CO*,** C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	27.22%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	13.48%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	11.15%

	GENWORTH FINANCIAL TRUST COMPANY FOR THE SOLE BENEFIT OF CUSTOMERS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	7.61%

JPM INTERNATIONAL UNCONSTRAINED EQTY FD

CLASS A SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	48.40%

	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	30.37%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	50.07%

	STATE STREET BANK & TRUST CO CUST FOR THE SEP IRA OF MATHER B JOHNSON 11416 COUNTY ROAD 63 STERLING CO 80751-8855	17.13%

	ALISON L WACHTEL PO BOX 3 DUNN NC 28335-0003	12.14%

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF NICOLE M MADSEN 610 W ALCOTT AVE FERGUS FALLS MN 56537-2608	7.05%

	BB&T SECURITIES ROTH IRA CUST FBO ALISON L WACHTEL PO BOX 3 DUNN NC 28335-0003	6.71%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R6 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

SELECT CLASS SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	98.23%

JPM INTERNATIONAL VALUE FUND

CLASS A SHARES	AMERICAN ENTERPRISE** INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	27.29%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	22.78%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	16.34%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.60%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	5.51%

CLASS B SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	24.06%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	20.69%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	17.46%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9.55%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.47%

CLASS C SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	23.68%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	20.25%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	14.90%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	10.12%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	9.03%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.36%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

INSTITUTIONAL CLASS SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	34.43%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	24.72%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	22.64%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11.51%

CLASS R2 SHARES	MLPF&S FOR THE SOLE** BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	55.21%

	NFS LLC FEBO RELIANCE TRUST CO TTEE/CUST FOR TRS FBO VARIOUS RET PLANS 1150 S OLIVE ST STE 2700 LOS ANGELES CA 90015-2211	23.31%

	SEI PRIVATE TRUST CO FBO CLINTON UTL BOARD-7928829 C/O SUNTRUST BANK ID 866 1 FREEDOM VALLEY DR OAKS PA 19456-9989	13.86%

	JP MORGAN INVESTMENT* MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	6.54%

CLASS R6 SHARES	JPMIM AS AGENT FOR*,** JPMORGAN ACCESS GROWTH FUND ATTN CLIENT SERVICES 570 WASHINGTON BLVD FL 6 JERSEY CITY NJ 07310-1617	36.90%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR*,** JPMORGAN ACCESS BALANCED FUND ATTN CLIENT SERVICES 570 WASHINGTON BLVD FL 6 # NY1-I040 JERSEY CITY NJ 07310-1617	31.88%

	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	29.46%

SELECT CLASS SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	29.19%

	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	26.53%

	MORGAN STANLEY SMITH** BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	25.33%

JPM INTERNATIONAL VALUE SMA

SMCLASS A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	51.35%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	22.78%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	15.98%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.25%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
JPM INTREPID ADVANTAGE FUND

CLASS A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	34.97%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	16.61%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.93%

CLASS C SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	23.43%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	13.00%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	12.23%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	10.61%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7.60%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	37.55%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	FIRST CLEARING LLC** SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	31.74%

JPM INTREPID AMERICA FUND

CLASS A SHARES	GENWORTH FINANCIAL TRUST CO** CUST FBO GFWM AND MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	36.19%

	PERSHING LLC** P.O. BOX 2052 JERSEY CITY NJ 07303-2052	25.19%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	17.22%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	8.37%

CLASS C SHARES	FIRST CLEARING LLC** SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	33.71%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	24.98%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	8.81%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.53%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	52.58%

	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	47.42%

CLASS R5 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	19.23%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	15.61%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	14.84%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.83%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.38%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.27%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2050 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.67%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

SELECT CLASS SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	22.90%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	20.93%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	18.10%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	16.98%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	16.68%

JPM INTREPID EUROPEAN FUND

CLASS A SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	20.21%

	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST FL 11 SAN FRANCISCO CA 94104-4151	14.42%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	11.87%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	9.71%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.17%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.72%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6.51%

CLASS B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	44.63%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	7.60%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.56%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.13%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.50%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	30.85%

	MLPF&S 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	20.35%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	10.32%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.51%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.80%

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	77.02%

	JPMIM AS AGENT FOR* JPMORGAN ACCESS BALANCED FUND ATTN CLIENT SERVICES 570 WASHINGTON BLVD FL 6 # NY1-I040 JERSEY CITY NJ 07310-1617	8.71%

	JPMIM AS AGENT FOR* JPMORGAN ACCESS GROWTH FUND ATTN CLIENT SERVICES 570 WASHINGTON BLVD FL 6 JERSEY CITY NJ 07310-1617	8.70%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	41.43%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	9.46%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.34%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.13%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.59%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.29%

JPM INTREPID GROWTH FUND

CLASS A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	29.53%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.51%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.85%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6.44%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.02%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	17.89%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	17.67%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	12.86%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	12.80%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	10.61%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.17%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.15%

CLASS R2 SHARES	FRONTIER TRUST CO FBO** DOCUMENT CONVERSION ASSOC 401K P PO BOX 10758 FARGO ND 58106-0758	55.68%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	19.80%

	FIDELITY INVESTMENTS INST OPERATIONS CO INC AS AGENT FOR FBO IMAGIMED 401(K) PROFIT SHARING PLAN 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1999	11.55%

	MG TRUST COMPANY CUST FBO CONRAD MANUFACTURING CO INC 401K 717 17TH ST STE 1300 DENVER CO 80202-3304	7.09%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	5.87%

CLASS R5 SHARES	JPMORGAN CHASE AS TRUSTEE*,** FBO PEARSON RETIREMENT PLAN C/O JPMORGAN RETIREMENT PLAN SERVICES 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	47.30%

	JPMORGAN RET PLAN SERVICES* CUST FBO JPMORGAN CHASE AS TRUSTEE FOR HITACHI EMPLOYEE 401K RETIREMENT PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	24.34%

	JPMORGAN CHASE AS TRUSTEE* FBO ENERGY NORTHWEST 401K DEFERRED COMPENSATION PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	12.05%

	JPMORGAN CHASE AS TRUSTEE* FBO ASTEC INDUSTRIES INC 401(K) RETIREMENT PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	11.11%

SELECT CLASS SHARES	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	26.54%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	22.47%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	18.14%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	16.61%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	8.55%

JPM INTREPID INTERNATIONAL FUND

CLASS A SHARES	GENWORTH FINANCIAL TRUST** CO CUST FBO GFWM AND MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	53.78%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	24.92%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	12.49%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	5.42%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	42.26%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	15.27%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15.00%

	HARTFORD SECURITIES DISTRIBUTION COMPANY INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS PLAN CUSTOMERS 1 GRIFFIN RD N WINDSOR CT 06095-1512	8.07%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

INSTITUTIONAL CLASS SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	17.09%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	14.56%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.78%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.32%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.74%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.65%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	6.10%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2050 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.23%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	80.23%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	19.77%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	55.14%

	LPL FINANCIAL** 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	34.20%

JPM INTREPID VALUE FUND

CLASS A SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	13.02%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.11%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	8.37%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.88%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.83%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	5.29%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	21.42%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	19.67%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9.60%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.06%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	6.34%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	6.09%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	5.71%

CLASS R2 SHARES	FRONTIER TRUST CO FBO** PO BOX 10758 FARGO ND 58106-0758	73.16%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	11.47%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	9.81%

CLASS R5 SHARES	CHARLES SCHWAB & CO INC** SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	33.52%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN CHASE TTEE* FBO NCL 401K PLAN ATTN JPMORGAN RET PLAN SERVICES 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	16.89%

	NFS LLC FBO AMALGAMATED BANK OF CHICAGO 1 W MONROE ST CHICAGO IL 60603-5301	13.47%

	JPMORGAN CHASE TTEE FBO* GLOBAL BRASS & COPPER INC RETIR SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	6.07%

	NFS LLC FEBO THE NORTHERN TRUST COMPANY CHICAGO TRUCK DRIVERS PO BOX 92956 CHICAGO IL 60675-2956	5.96%

	NFS LLC FEBO FIRST MIDWEST BANK DBA UNATCO 2801 W JEFFERSON ST JOLIET IL 60435-5299	5.44%

	STATE STREET BANK & TRUST AS CUST FBO STRUCTURAL IRON WORKERS LOCAL #1 1200 CROWN COLONY DR FL5 QUINCY MA 02169-0938	5.12%

CLASS R6 SHARES	JPMIM AS AGENT FOR*,** OAKLAND UNIVERSITY ATTN CLIENT SERVICES 460 POLARIS PKWY # OH1-1235 WESTERVILLE OH 43082-8212	96.32%

SELECT CLASS SHARES	FIRST CLEARING LLC** SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	63.53%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	18.26%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	11.80%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
JPM LATIN AMERICA FUND

CLASS A SHARES	CHARLES SCHWAB & CO INC** SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	39.80%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	20.66%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.89%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	6.39%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5.73%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	19.01%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	11.38%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	8.95%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.84%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	8.78%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.55%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.96%

SELECT CLASS SHARES	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	33.52%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	23.62%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.60%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.82%

JPM MANAGED INCOME FUND

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	96.47%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	94.69%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
JPM MARKET NEUTRAL FUND

CLASS A SHARES	UBS WM USA** OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	29.31%

	MORGAN STANLEY SMITH** BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	25.92%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.46%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.25%

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	24.85%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	18.67%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	16.18%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	12.57%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.92%

SELECT CLASS SHARES	MORGAN STANLEY SMITH** BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	28.94%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	15.04%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	11.64%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	11.38%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.06%

JPM MID CAP EQUITY FUND

CLASS A SHARES	EDWARD D JONES & CO** FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	27.71%

	GENWORTH FINANCIAL TRUST COMPANY FOR THE SOLE BENEFIT OF CUSTOMERS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	16.53%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	13.49%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10.03%

CLASS C SHARES	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	17.94%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	15.42%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	13.42%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	12.95%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	12.10%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	7.02%

CLASS R2 SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	48.72%

	MID ATLANTIC TRUST CO FBO RAPHAELSON & LEVINE LAW FIRM 401(K) PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	24.68%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	13.61%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	19.17%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	15.05%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.95%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.01%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.11%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.81%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2050 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.35%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.16%

	JPMIM AS AGENT FOR* JPMORGAN DIVERSIFIED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.01%

SELECT CLASS SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	38.16%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	30.66%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	10.16%

JPM MULTI-SECTOR INCOME FUND

CLASS A SHARES	GENWORTH FINANCIAL TRUST** CO CUST FBO GFWM AND MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	59.60%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	19.71%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6.43%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	32.28%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	22.75%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	12.22%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.31%

	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	5.47%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	99.33%

CLASS R5 SHARES	MITRA & CO 98 ERISA ONLY GDN** FBO C/O BMO HARRIS BANK NA ATTN MF 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	98.59%

CLASS R6 SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	39.57%

	NORTHERN TRUST CO CUST FBO WEINBERG MT PO BOX 92956 CHICAGO IL 60675-2956	18.11%

	UMBSC&CO FBO MFH-JPM INVESTMENT A/C PO BOX 419260 MSC 1010405 KANSAS CITY MO 64141-6260	15.50%

	M&T BANK CUSTODIAN FBO THE READING HOSPITAL MT ATTN: MICHELLE TORNABENE 1 M&T PLAZA FLOOR 9 BUFFALO NY 14203-2301	13.63%

	NORTHERN TRUST AS TTEE FBO ETERNITY FOUR TRUST PO BOX 92956 CHICAGO IL 60675-2956	11.73%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	93.83%

JPM NEW YORK MUNICIPAL MONEY MKT FUND

ETRADE SHARES	E TRADE CLEAR LLC AS AGE** FOR THE EX BEN OF ITS DEP CUST FOR THEM&OTH ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	100.00%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

MORGAN SHARES	JP MORGAN CLEARING CORP*,** ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	27.06%

	BEAR STEARNS SECURITIES* CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	9.98%

	FIDUCIARY TRUST REVENUE ATTN: BANK OPERATIONS 600 5TH AVE NEW YORK NY 10020-2302	9.27%

	CATHERINE M LEVIN 173 E 64TH ST NEW YORK NY 10065-6653	9.11%

	SATURN & CO C/O STATE STREET BANK & TRUST CO MAIL STOP CC 10313 1200 CROWN COLONY DR QUINCY MA 02169-0938	6.08%

RESERVE SHARES	BEAR STEARNS SECURITIES*,** CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	50.42%

	JPMORGAN CHASE BANK*,** ATTN: TOM AVINO 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	42.27%

	JPMORGAN CHASE BANK* FBO ITSELF AND ITS CLIENTS ATTN MICHAEL BROWNING 10410 HIGHLAND MANOR DR 3RD FL TAMPA FL 33610-9128	5.74%

SERVICE SHARES	LPL FINANCIAL LLC AS AGENT** FOR AND EXCLUSIVE BENEFIT FOR IT’S CUSTOMERS ATTN KRISTIN KENNEDY 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	100.00%

JPM NEW YORK TAX FREE BOND FUND

CLASS A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	59.78%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.79%

CLASS B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	70.31%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	11.70%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.20%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	5.14%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	72.33%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.38%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.24%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.02%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	40.70%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	21.51%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	14.36%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	12.01%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.44%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	41.93%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.71%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9.61%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	8.28%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
JPM PRIME MONEY MKT FUND

AGENCY SHARES	WSS EOD REGULAR SWEEP** OMNIBUS 10410 HIGHLAND MANOR DRIVE 3RD FLOOR TAMPA FL 33610-9128	48.35%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	10.36%

CLASS B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	38.70%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	10.65%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6.84%

	E TRADE CLEARING LLC PO BOX 484 JERSEY CITY NJ 07303-0484	6.67%

CAPITAL SHARES	WSS SWEEP OMNIBUS 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	13.48%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	7.15%

	U S BANK NA FBO SVB 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	6.82%

	VODAFONE FINANCE LIMITED 1 KINGDOM STREET PADDINGTON CENTRAL LONDON UK W2 6BY	6.34%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CASH MGMT SHARES	BEAR STEARNS SECURITIES*,** CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	61.50%

	HARTFORD LIFE INSURANCE** COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	35.70%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	57.22%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.49%

DIRECT SHARES	US BANK NA FBO SVB*,** ATTN MUTUAL FUNDS PO BOX 1787 MILWAUKEE WI 53201-1787	100.00%

EAGLE SHARES	EAGLE FUND SERVICES INC** FEBO ITS CUSTOMERS (SWEEP) ATTN MATT CALABRO PO BOX 33022 ST PETERSBURG FL 33733-8022	98.10%

IM SHARES	JPM SECURITIES LENDING*,** (SLAM) AS AGENT FOR JPM FUNDS ATTN ADAM BRINTON 1 CHASE MANHATTAN PLZ MAIL CODE NY1-A534 NEW YORK NY 10005-1401	99.92%

INSTITUTIONAL CLASS SHARES	WSS RESTRICTED SWEEP** OMNIBUS 10410 HIGHLAND MANOR DR 3RD FLOOR TAMPA FL 33610-9128	64.45%

INVESTOR SHARES	LPL FINANCIAL LLC AS AGENT** FOR AND EXCLUSIVE BENEFIT FOR IT’S CUSTOMERS ATTN KRISTIN KENNEDY 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	99.51%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

MORGAN SHARES	JP MORGAN CLEARING CORP* ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	23.48%

	WSS EOD REGULAR SWEEP OMNIBUS 10410 HIGHLAND MANOR DRIVE 3RD FLOOR TAMPA FL 33610-9128	11.97%

	JPMORGAN CHASE BANK* 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	8.88%

	JPMORGAN CHASE BANK* BANK 802 VH 15 ATTN: MICHAEL BROWNING 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	6.21%

	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	5.71%

	JPM AS EA FOR KASIMA LLC CASH COLLATERAL ESCROW SECURITIES A/C KASIMA LLC ATTN: MARK KURTZ ONE INTERNATIONAL BLVD 9TH FLOOR MAHWAH NJ 07495-0027	5.53%

PREMIER SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	22.72%

	WSS EOD REGULAR SWEEP OMNIBUS 10410 HIGHLAND MANOR DRIVE 3RD FLOOR TAMPA FL 33610-9128	10.58%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	7.98%

	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	5.89%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN CHASE BANK* 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	5.83%

RESERVE SHARES	BEAR STEARNS SECURITIES*,** CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	53.94%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	16.58%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	9.43%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	7.59%

SERVICE SHARES	LPL FINANCIAL LLC AS AGENT** FOR AND EXCLUSIVE BENEFIT FOR IT’S CUSTOMERS ATTN KRISTIN KENNEDY 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	100.00%

JPM REAL RETURN FUND

CLASS A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	68.70%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.40%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.39%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	80.74%

INSTITUTIONAL CLASS SHARES	JPMIM AS AGENT FOR*,** JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	26.68%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT INCOME FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	19.99%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	17.22%

	JPMIM AS AGENT FOR* SOUTHERN UTE INDIAN TRIBE ATTN CLIENT SERVICES 460 POLARIS PKWY # OH1-1235 WESTERVILLE OH 43082-8212	11.37%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2010 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.10%

	ATTN MUTUAL FUND OPERATIONS MAC & CO PO BOX 3198 PITTSBURGH PA 15230-3198	7.86%

	JPMIM AS AGENT FOR* JPMORGAN DIVERSIFIED REAL RETURN ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.44%

SELECT CLASS SHARES	FIDELITY INVESTMENTS INST** OPERATIONS CO INC AS AGENT FOR FBO MERCURY AIRCRAFT INC. 401(K) RETIREMENT SAVINGS PLAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	38.46%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	25.51%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	14.30%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	10.79%

JPM RESEARCH EQUITY LONG/SHORT FUND

CLASS A SHARES	GENWORTH FINANCIAL TRUST** COMPANY FOR THE SOLE BENEFIT OF CUSTOMERS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	60.18%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	23.19%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	7.17%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	5.31%

CLASS C SHARES	PERSHING LLC** P.O. BOX 2052 JERSEY CITY NJ 07303-2052	26.81%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	20.89%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	15.14%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	10.76%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	10.29%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.04%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

SELECT CLASS SHARES	SAXON & CO** PO BOX 7780-1888 PHILADELPHIA PA 19182-0001	47.48%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.89%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7.93%

	NABANK & CO. PO BOX 2180 TULSA OK 74101-2180	7.67%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6.11%

JPM RESEARCH MARKET NEUTRAL FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES** LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	39.55%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	16.56%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.90%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5.92%

CLASS B SHARES	MORGAN STANLEY SMITH** BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	34.15%

	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	26.97%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	15.13%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	6.47%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	6.29%

CLASS C SHARES	STIFEL NICOLAUS & CO INC** EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	28.77%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	15.62%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	13.45%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.54%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.44%

INSTITUTIONAL CLASS SHARES	SEI PRIVATE TRUST CO C/O WASHINGTON TRUST BANK 1 FREEDOM VALLEY DR OAKS PA 19456-9989	21.36%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	21.20%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	14.28%

	CALHOUN & CO C/O COMERICA BANK ATTN: MUTUAL FUNS UNIT MC 3446 PO BOX 75000 DETROIT MI 48275-0001	10.03%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	9.68%

SELECT CLASS SHARES	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	35.94%

	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	32.24%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	18.39%

JPM SHORT DURATION HIGH YIELD FUND

CLASS A SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	71.99%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	10.03%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	94.51%

	ROBERT L MASKE JOAN A MASKE TTEES THE MASKE FAMILY 1997 TRUST 2826 W CANYON AVE SAN DIEGO CA 92123-4648	5.49%

CLASS R6 SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	99.87%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	76.25%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	12.63%

	WELLS FARGO BANK NA FBO BEP EMP RET PLAN COMMITTE DIRECT DB PO BOX 1533 MINNEAPOLIS MN 55480-1533	8.46%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

JPM SMALL CAP CORE FUND

SELECT CLASS SHARES	JPMORGAN CHASE 401(K)*,** SAVINGS PLAN ATTN STEPHEN RYAN 3 CHASE METROTECH CTR FL 5 BROOKLYN NY 11245-0001	87.19%

JPM SMALL CAP EQUITY FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	17.58%

	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	11.73%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	9.32%

	GENWORTH FINANCIAL TRUST CO CUST FBO GFWM AND MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	6.65%

	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	5.71%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	5.21%

CLASS B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	31.39%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	14.34%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.40%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	8.00%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.29%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	5.26%

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	18.61%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	18.00%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	12.88%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	9.67%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.69%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.56%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.39%

CLASS R2 SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	38.21%

	HARTFORD LIFE INSURANCE** COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	26.82%

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	17.32%

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	8.16%

CLASS R5 SHARES	MERCER TRUST TTEE FBO BOSCH SAVINGS INCENTIVE PLAN ATTN DC PLAN ADMIN N-7-E 1 INVESTORS WAY NORWOOD MA 02062-1599	11.22%

	JPMORGAN CHASE AS TTEE* FBO FOREST LABORATORIES INC SAVINGS & PROFIT SHARING PLAN C/O JPMORGAN RETIREMENT PLAN SERV 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	9.30%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	7.68%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.08%

	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	5.22%

SELECT CLASS SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	30.96%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	17.39%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	5.33%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.03%

JPM SMARTALLOCATION EQUITY FUND

CLASS A SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	22.51%

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF ENRIQUE A MAGRINA MARBELLA EAST APT 1606 ISLA VERDE AVE CAROLINA PUERTO RICO 00979	20.51%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF WEI-LIN XIA 16 AUGUSTA AVE EDISON NJ 08820-3857	19.26%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	14.74%

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF JANET S DINIERI 101 CORNERSTONE AVE WELLINGTON OH 44090-1182	8.75%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6.54%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	57.85%

	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	39.36%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R6 SHARES	BRICS & CO*,** C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	99.82%

SELECT CLASS SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	84.14%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN INVESTMENT* MANAGEMENT INC DEFERRED COMPENSATION PLAN FBO PARTICIPANTS ATTN SARAH MASON 1111 POLARIS PKWY OH1-0185 COLUMBUS OH 43240-2031	12.28%

JPM SMARTALLOCATION INCOME FUND

CLASS A SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	73.08%

	STATE STREET BANK & TRUST** CO CUST FOR THE TRAD IRA OF TINA M MOORE 14617 TURNER AVE MIDLOTHIAN IL 60445-3031	26.92%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R6 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

SELECT CLASS SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	99.91%

JPM SMARTRETIREMENT INCOME FUND

CLASS A SHARES	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.80%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	6.50%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.15%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	44.55%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	23.17%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.29%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.34%

INSTITUTIONAL CLASS SHARES	BRICS & CO*,** C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	31.11%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	19.56%

	JPMORGAN CHASE TTEE FBO* CAROLINAS HEALTHCARE SYSTEM 401(K) MATCHED SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	6.65%

CLASS R2 SHARES	HARTFORD LIFE INSURANCE** COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	40.98%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NFS LLC FBO** STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	30.21%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	6.34%

	TAYNIK & CO INVESTORS BANK AND TRUST CO 200 CLARENDON ST # 090 BOSTON MA 02116-5097	6.07%

SELECT CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	40.32%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	12.33%

JPM SMARTRETIREMENT 2010 FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	7.34%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.09%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.91%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	5.02%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	35.06%

	MLPF&S FOR THE SOLE** BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	30.27%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	13.84%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.18%

INSTITUTIONAL CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	25.15%

	JPMORGAN CHASE BANK CUST* FBO IOWA HEALTH SYSTEM SECTION 401K JPMRPS MGMT RPTG TEAM 11500 OUTLOOK STREET OVERLAND PARK KS 66211-1804	5.70%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.54%

	JPMORGAN CHASE TTEE FBO* T D WILLIAMSON INC THRIFT PLAN & TRUST 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	5.19%

CLASS R2 SHARES	HARTFORD LIFE INSURANCE** COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	54.78%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	9.07%

SELECT CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	37.11%

	JPMORGAN CHASE BANK TTEE/* CUST FOR THE TIAA-CREF RETIREMENT PLANS PROGRAM 1 CHASE MANHATTAN PLZ FL 19 ATTN JAMES BARTLEY NEW YORK NY 10005-1401	13.09%

	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.60%

	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	6.22%

JPM SMARTRETIREMENT 2015 FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	8.35%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.00%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.40%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.78%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	35.95%

	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	26.94%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.88%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	6.10%

INSTITUTIONAL CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	28.82%

	JPMORGAN CHASE TTEE FBO* CAROLINAS HEALTHCARE SYSTEM 401(K) MATCHED SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	10.02%

CLASS R2 SHARES	HARTFORD LIFE INSURANCE** COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	40.93%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	19.86%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	9.30%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

SELECT CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	41.67%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	11.20%

	JPMORGAN CHASE BANK TTEE/* CUST FOR THE TIAA-CREF RETIREMENT PLANS PROGRAM 1 CHASE MANHATTAN PLZ FL 19 ATTN JAMES BARTLEY NEW YORK NY 10005-1401	9.14%

JPM SMARTRETIREMENT 2020 FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	9.13%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.50%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	5.84%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.74%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.69%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.34%

CLASS C SHARES	MLPF&S FOR THE SOLE** BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	37.05%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	21.48%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.10%

INSTITUTIONAL CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	28.77%

	JPMORGAN CHASE TTEE FBO* CAROLINAS HEALTHCARE SYSTEM 401(K) MATCHED SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	9.53%

CLASS R2 SHARES	HARTFORD LIFE INSURANCE** COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	46.21%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	15.86%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	8.10%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

SELECT CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	40.80%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.84%

	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.59%

	JPMORGAN CHASE BANK TTEE/* CUST FOR THE TIAA-CREF RETIREMENT PLANS PROGRAM 1 CHASE MANHATTAN PLZ FL 19 ATTN JAMES BARTLEY NEW YORK NY 10005-1401	5.04%

JPM SMARTRETIREMENT 2025 FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	9.40%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	5.95%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.56%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.35%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	38.49%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	16.85%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	8.70%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.29%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.04%

INSTITUTIONAL CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	32.87%

	JPMORGAN CHASE TTEE FBO* CAROLINAS HEALTHCARE SYSTEM 401(K) MATCHED SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	12.91%

CLASS R2 SHARES	HARTFORD LIFE INSURANCE** COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	40.28%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	17.70%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	5.84%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

SELECT CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	45.50%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	10.24%

	JPMORGAN CHASE BANK TTEE/* CUST FOR THE TIAA-CREF RETIREMENT PLANS PROGRAM 1 CHASE MANHATTAN PLZ FL 19 ATTN JAMES BARTLEY NEW YORK NY 10005-1401	7.89%

	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.94%

JPM SMARTRETIREMENT 2030 FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	8.11%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.70%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.77%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.65%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	5.52%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	50.33%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	17.23%

INSTITUTIONAL CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	29.36%

	JPMORGAN CHASE TTEE FBO* CAROLINAS HEALTHCARE SYSTEM 401(K) MATCHED SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	9.60%

	JPMORGAN CHASE BANK CUST* FBO IOWA HEALTH SYSTEM SECTION 401K JPMRPS MGMT RPTG TEAM 11500 OUTLOOK STREET OVERLAND PARK KS 66211-1804	6.18%

CLASS R2 SHARES	HARTFORD LIFE INSURANCE** COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	44.29%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	15.05%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	8.59%

SELECT CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	35.79%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	9.64%

	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.48%

	JPMORGAN CHASE BANK TTEE/* CUST FOR THE TIAA-CREF RETIREMENT PLANS PROGRAM 1 CHASE MANHATTAN PLZ FL 19 ATTN JAMES BARTLEY NEW YORK NY 10005-1401	5.81%

	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	5.11%

JPM SMARTRETIREMENT 2035 FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	9.27%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.12%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.12%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	45.34%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	19.15%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.64%

INSTITUTIONAL CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	35.86%

	JPMORGAN CHASE TTEE FBO* CAROLINAS HEALTHCARE SYSTEM 401(K) MATCHED SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	15.00%

CLASS R2 SHARES	HARTFORD LIFE INSURANCE** COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	40.02%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	16.14%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	6.09%

SELECT CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	43.57%

	JPMORGAN CHASE BANK TTEE/* CUST FOR THE TIAA-CREF RETIREMENT PLANS PROGRAM 1 CHASE MANHATTAN PLZ FL 19 ATTN JAMES BARTLEY NEW YORK NY 10005-1401	9.58%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.17%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.79%

JPM SMARTRETIREMENT 2040 FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	8.08%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.94%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.40%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.35%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	5.12%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	49.98%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	14.11%

	FRONTIER TRUST CO FBO KELCO 401 K PLAN 039314 PO BOX 10758 FARGO ND 58106-0758	5.75%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

INSTITUTIONAL CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	30.85%

	JPMORGAN CHASE TTEE FBO* CAROLINAS HEALTHCARE SYSTEM 401(K) MATCHED SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	9.46%

	JPMORGAN CHASE BANK CUST* FBO IOWA HEALTH SYSTEM SECTION 401K JPMRPS MGMT RPTG TEAM 11500 OUTLOOK STREET OVERLAND PARK KS 66211-1804	9.30%

	JPMORGAN CHASE BANK AS* TRUSTEE FBO CLARIAN HEALTH PARTNERS DC PLAN JPMRPS MGMT RPTG TEAM 11500 OUTLOOK STREET OVERLAND PARK KS 66211-1804	6.10%

CLASS R2 SHARES	HARTFORD LIFE INSURANCE** COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	40.66%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	13.64%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	8.65%

	NEW YORK LIFE TRUST CO 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	5.18%

SELECT CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	33.47%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	GREAT-WEST TRUST FBO* JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	9.10%

	JPMORGAN CHASE BANK TTEE/* CUST FOR THE TIAA-CREF RETIREMENT PLANS PROGRAM 1 CHASE MANHATTAN PLZ FL 19 ATTN JAMES BARTLEY NEW YORK NY 10005-1401	7.91%

	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.86%

JPM SMARTRETIREMENT 2045 FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	11.40%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.58%

CLASS C SHARES	MERRILL LYNCH PIERCE** FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	44.78%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	15.48%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.39%

INSTITUTIONAL CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	41.68%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN CHASE TTEE FBO* CAROLINAS HEALTHCARE SYSTEM 401(K) MATCHED SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	13.19%

CLASS R2 SHARES	HARTFORD LIFE INSURANCE** COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	34.63%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	18.63%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	6.09%

	ING LIFE INS AND ANNUITY CO ATTN TREASURY DEPT 5780 POWERS FERRY RD NW ATLANTA GA 30327-4347	5.26%

	NEW YORK LIFE TRUST CO 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	5.04%

SELECT CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	45.04%

	JPMORGAN CHASE BANK TTEE/* CUST FOR THE TIAA-CREF RETIREMENT PLANS PROGRAM 1 CHASE MANHATTAN PLZ FL 19 ATTN JAMES BARTLEY NEW YORK NY 10005-1401	8.23%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.93%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

JPM SMARTRETIREMENT 2050 FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	13.02%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.21%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	5.78%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.32%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	44.06%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.33%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	7.05%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.65%

INSTITUTIONAL CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	32.91%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN CHASE AS TTEE* FOR IOWA HEALTH SYSTEM SECTION 401K RETIREMENT SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	7.66%

	JPMORGAN CHASE TTEE FBO* CAROLINAS HEALTHCARE SYSTEM 401(K) MATCHED SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	7.19%

	JPMORGAN CHASE AS CUST* FBO CLARIAN HEALTH PARTNERS DEFINED CONTRIBUTION PLAN C/O JPMORGAN RETIREMENT PLAN SERV 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	6.58%

CLASS R2 SHARES	HARTFORD LIFE INSURANCE** COMPANY SEPARATE ACCOUNT ATTN JAN TEW ONE HARTFORD PLAZA PO BOX 60 HARTFORD CT 06141-0060	39.03%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	11.84%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	10.10%

	NEW YORK LIFE TRUST CO 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	6.73%

	ING LIFE INS AND ANNUITY CO ATTN TREASURY DEPT 5780 POWERS FERRY RD NW ATLANTA GA 30327-4347	6.37%

SELECT CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	41.28%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	6.32%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.04%

JPM SMARTRETIREMENT 2055 FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	17.86%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	8.41%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.38%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	66.11%

	PAI TRUST CO INC PEARSON CHIROPRACTIC 1300 ENTERPRISE DR DE PERE WI 54115-4934	7.83%

	STATE STREET BANK & TRUST COMPANY PROJECT DESIGN COMPANY NDFI SIRA KERRI L SAREMBOCK 1301 N COURTHOUSE RD ARLINGTON VA 22201-2533	5.28%

INSTITUTIONAL CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	36.42%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN CHASE TTEE FBO* CAROLINAS HEALTHCARE SYSTEM 401(K) MATCHED SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	10.98%

	LINCOLN RETIREMENT SERVICES CO FBO PARKVIEW HEALTH SYSTEMS 403 B PO BOX 7876 FORT WAYNE IN 46801-7876	8.01%

CLASS R2 SHARES	HARTFORD LIFE INSURANCE** COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	49.83%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	14.94%

	ING LIFE INS AND ANNUITY CO ATTN TREASURY DEPT 5780 POWERS FERRY RD NW ATLANTA GA 30327-4347	7.57%

SELECT CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	46.11%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.12%

JPM SMARTRETIREMENT BLEND INCOME FUND

CLASS A SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R5 SHARES	PIMS/PRUDENTIAL RETPLAN** NOMINEE TRUSTEE CUSTODIAN 300 PITTSBURGH GLASS WORKS LLC 30 ISABELLA ST STE 500 PITTSBURGH PA 15212-5864	76.29%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	18.80%

CLASS R6 SHARES	NFS LLC FBO** FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	37.74%

	ING NATIONAL TRUST CUST ING NATIONAL TRUST 151 FARMINGTON AVE HARTFORD CT 06156-0001	17.15%

	WELLS FARGO BANK NA FBO KERRY DEFFD COMP TRUST 25766100 PO BOX 1533 MINNEAPOLIS MN 55480-1533	16.39%

	JPMORGAN CHASE AS TRUSTEE* FBO TEXAS HEALTH RETIREMENT PROGRAM SOURCES B F X JPMORGAN RETIREMENT PLAN SERVICES 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	14.91%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.58%

SELECT CLASS SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	35.67%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	GREAT-WEST TRUST CO LLC** TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	32.87%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	22.52%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	8.93%

JPM SMARTRETIREMENT BLEND 2015 FUND

CLASS A SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R5 SHARES	PIMS/PRUDENTIAL RETPLAN** NOMINEE TRUSTEE CUSTODIAN 300 PITTSBURGH GLASS WORKS LLC 30 ISABELLA ST STE 500 PITTSBURGH PA 15212-5864	81.31%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	10.57%

CLASS R6 SHARES	JPMORGAN CHASE AS TRUSTEE*,** FBO TEXAS HEALTH RETIREMENT PROGRAM SOURCES B F X JPMORGAN RETIREMENT PLAN SERVICES 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	37.05%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	ING NATIONAL TRUST CUST ING NATIONAL TRUST 151 FARMINGTON AVE HARTFORD CT 06156-0001	20.60%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	20.02%

	TD AMERITRADE TRUST CO CO PO BOX 17748 DENVER CO 80217-0748	7.70%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.55%

SELECT CLASS SHARES	GREAT-WEST TRUST FBO** JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	54.41%

	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	29.37%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	8.09%

	GREAT-WEST TRUST CO LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	6.17%

JPM SMARTRETIREMENT BLEND 2020 FUND

CLASS A SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R5 SHARES	PIMS/PRUDENTIAL RETPLAN** NOMINEE TRUSTEE CUSTODIAN 300 PITTSBURGH GLASS WORKS LLC 30 ISABELLA ST STE 500 PITTSBURGH PA 15212-5864	69.04%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	18.66%

	FIDELITY INVESTMENTS INST OPERATIONS CO INC AS AGENT FOR FBO RESURGENT CAPITAL SERVICES GROUP RETIREMENT SAVINGS PLAN 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1999	8.47%

CLASS R6 SHARES	NFS LLC FBO** FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	34.71%

	JPMORGAN CHASE AS TRUSTEE*,** FBO TEXAS HEALTH RETIREMENT PROGRAM SOURCES B F X JPMORGAN RETIREMENT PLAN SERVICES 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	33.10%

	ING NATIONAL TRUST CUST ING NATIONAL TRUST 151 FARMINGTON AVE HARTFORD CT 06156-0001	20.26%

SELECT CLASS SHARES	GREAT-WEST TRUST CO LLC** TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	56.15%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	24.78%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	13.87%

JPM SMARTRETIREMENT BLEND 2025 FUND

CLASS A SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R5 SHARES	PIMS/PRUDENTIAL RETPLAN** NOMINEE TRUSTEE CUSTODIAN 300 PITTSBURGH GLASS WORKS LLC 30 ISABELLA ST STE 500 PITTSBURGH PA 15212-5864	48.24%

	FIDELITY INVESTMENTS INST OPERATIONS CO INC AS AGENT FOR FBO RESURGENT CAPITAL SERVICES GROUP RETIREMENT SAVINGS PLAN 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1999	23.61%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	15.02%

	GREAT-WEST TRUST FBO* JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	11.09%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R6 SHARES	JPMORGAN CHASE AS TRUSTEE*,** FBO TEXAS HEALTH RETIREMENT PROGRAM SOURCES B F X JPMORGAN RETIREMENT PLAN SERVICES 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	40.41%

	NFS LLC FBO** FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	32.21%

	ING NATIONAL TRUST CUST ING NATIONAL TRUST 151 FARMINGTON AVE HARTFORD CT 06156-0001	15.71%

SELECT CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	43.94%

	GREAT-WEST TRUST FBO*,** JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	25.32%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	16.51%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	11.13%

JPM SMARTRETIREMENT BLEND 2030 FUND

CLASS A SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R5 SHARES	NFS LLC FBO** FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	39.15%

	PIMS/PRUDENTIAL RETPLAN** NOMINEE TRUSTEE CUSTODIAN 300 PITTSBURGH GLASS WORKS LLC 30 ISABELLA ST STE 500 PITTSBURGH PA 15212-5864	37.48%

	FIDELITY INVESTMENTS INST OPERATIONS CO INC AS AGENT FOR FBO RESURGENT CAPITAL SERVICES GROUP RETIREMENT SAVINGS PLAN 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1999	14.29%

	JPMORGAN CHASE TTEE FBO* BENTLEY SYSTEMS INC PSP SHARING/401 K 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	6.09%

CLASS R6 SHARES	NFS LLC FBO** FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	40.01%

	JPMORGAN CHASE AS TRUSTEE* FBO TEXAS HEALTH RETIREMENT PROGRAM SOURCES B F X JPMORGAN RETIREMENT PLAN SERVICES 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	20.82%

	ING NATIONAL TRUST CUST ING NATIONAL TRUST 151 FARMINGTON AVE HARTFORD CT 06156-0001	17.62%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MID ATLANTIC TRUST CO FBO MMC 401K SAVINGS & RET PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	9.06%

SELECT CLASS SHARES	GREAT-WEST TRUST CO LLC** TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	60.55%

	NATIONAL FINANCIAL SERVICES** LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	25.72%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	9.09%

JPM SMARTRETIREMENT BLEND 2035 FUND

CLASS A SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R5 SHARES	FIDELITY INVESTMENTS INST** OPERATIONS CO INC AS AGENT FOR FBO RESURGENT CAPITAL SERVICES GROUP RETIREMENT SAVINGS PLAN 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1999	35.76%

	PIMS/PRUDENTIAL RETPLAN** NOMINEE TRUSTEE CUSTODIAN 300 PITTSBURGH GLASS WORKS LLC 30 ISABELLA ST STE 500 PITTSBURGH PA 15212-5864	28.53%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NFS LLC FBO** FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	25.68%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	7.30%

CLASS R6 SHARES	NFS LLC FBO** FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	41.28%

	ING NATIONAL TRUST CUST** ING NATIONAL TRUST 151 FARMINGTON AVE HARTFORD CT 06156-0001	32.06%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.58%

	MID ATLANTIC TRUST CO FBO MMC 401K SAVINGS & RET PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.57%

SELECT CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	68.47%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	14.72%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	10.63%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

JPM SMARTRETIREMENT BLEND 2040 FUND

CLASS A SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R5 SHARES	NFS LLC FBO** FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	51.44%

	FIDELITY INVESTMENTS INST OPERATIONS CO INC AS AGENT FOR FBO RESURGENT CAPITAL SERVICES GROUP RETIREMENT SAVINGS PLAN 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1999	22.63%

	PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN 300 PITTSBURGH GLASS WORKS LLC 30 ISABELLA ST STE 500 PITTSBURGH PA 15212-5864	21.02%

CLASS R6 SHARES	NFS LLC FBO** FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	46.23%

	ING NATIONAL TRUST CUST ING NATIONAL TRUST 151 FARMINGTON AVE HARTFORD CT 06156-0001	21.24%

	MID ATLANTIC TRUST CO FBO MMC 401K SAVINGS & RET PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	15.86%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.28%

SELECT CLASS SHARES	GREAT-WEST TRUST CO LLC** TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	45.92%

	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	43.46%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	9.82%

JPM SMARTRETIREMENT BLEND 2045 FUND

CLASS A SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R5 SHARES	NFS LLC FBO** FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	38.15%

	PIMS/PRUDENTIAL RETPLAN** NOMINEE TRUSTEE CUSTODIAN 300 PITTSBURGH GLASS WORKS LLC 30 ISABELLA ST STE 500 PITTSBURGH PA 15212-5864	25.75%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	FIDELITY INVESTMENTS INST OPERATIONS CO INC AS AGENT FOR FBO RESURGENT CAPITAL SERVICES GROUP RETIREMENT SAVINGS PLAN 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1999	23.19%

CLASS R6 SHARES	NFS LLC FBO** FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	39.42%

	ING NATIONAL TRUST CUST** ING NATIONAL TRUST 151 FARMINGTON AVE HARTFORD CT 06156-0001	29.48%

	MID ATLANTIC TRUST CO FBO MMC 401K SAVINGS & RET PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	11.87%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10.69%

SELECT CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	60.83%

	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	27.31%

	GREAT-WEST TRUST FBO JPMORGAN CHASE TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	10.83%

JPM SMARTRETIREMENT BLEND 2050 FUND

CLASS A SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R5 SHARES	NFS LLC FBO** FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	50.54%

	PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN 300 PITTSBURGH GLASS WORKS LLC 30 ISABELLA ST STE 500 PITTSBURGH PA 15212-5864	19.85%

	FIDELITY INVESTMENTS INST OPERATIONS CO INC AS AGENT FOR FBO RESURGENT CAPITAL SERVICES GROUP RETIREMENT SAVINGS PLAN 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1999	17.76%

	JPMORGAN CHASE TTEE FBO* BENTLEY SYSTEMS INC PSP SHARING/401 K 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	9.31%

CLASS R6 SHARES	MID ATLANTIC TRUST CO FBO** MMC 401K SAVINGS & RET PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	35.16%

	NFS LLC FBO** FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	35.08%

	ING NATIONAL TRUST CUST ING NATIONAL TRUST 151 FARMINGTON AVE HARTFORD CT 06156-0001	10.26%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	GREAT-WEST TRUST CO LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	9.40%

SELECT CLASS SHARES	GREAT-WEST TRUST CO LLC** TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	46.40%

	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	27.97%

	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	25.49%

JPM SMARTRETIREMENT BLEND 2055 FUND

CLASS A SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R5 SHARES	JPMORGAN CHASE TTEE FBO*,** BENTLEY SYSTEMS INC PSP SHARING/401 K 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	34.57%

	NFS LLC FBO** FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	31.38%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	19.99%

	FIDELITY INVESTMENTS INST OPERATIONS CO INC AS AGENT FOR FBO RESURGENT CAPITAL SERVICES GROUP RETIREMENT SAVINGS PLAN 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1999	11.17%

CLASS R6 SHARES	NFS LLC FBO** FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	38.05%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	19.57%

	GREAT-WEST TRUST CO LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	15.59%

	WELLS FARGO BANK NA FBO KERRY DEFFD COMP TRUST PO BOX 1533 MINNEAPOLIS MN 55480-1533	12.53%

	JPMORGAN CHASE AS TRUSTEE* FBO TEXAS HEALTH RETIREMENT PROGRAM SOURCES B F X JPMORGAN RETIREMENT PLAN SERVICES 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	11.19%

SELECT CLASS SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	85.94%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	5.82%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

JPM STRATEGIC INCOME OPPORTUNITIES FUND

CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	24.40%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	24.31%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	14.68%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	8.24%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.14%

CLASS C SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	23.99%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	18.70%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	17.16%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	14.26%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.49%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.30%

CLASS R5 SHARES	NFS LLC FEBO** THE NORTHERN TRUST COMPANY PO BOX 92956 CHICAGO IL 60675-2956	33.54%

	JPMORGAN CHASE BANK TTEE* JPMC RETIREMENT PLAN JPMAM SIOF ATTN CHRISTIE COBB 1 CHASE MANHATTAN PLAZA 19TH FL NEW YORK NY 10005-1401	19.08%

	JPMIM AS AGENT FOR* JPMORGAN ACCESS BALANCED FUND ATTN CLIENT SERVICES 570 WASHINGTON BLVD FL 6 # NY1-I040 JERSEY CITY NJ 07310-1617	15.47%

	SAXON & CO OB BOX 7780-1888 PHILADELPHIA PA 19182-0001	8.57%

	DCGT TRUSTEE & OR CUSTODIAN FBO SERVANT SOLUTIONS INC RETPLAN T CUSTODIAN FUND OF FUNDS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	5.36%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	37.61%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	13.08%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	12.10%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	8.01%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	7.50%

JPM STRATEGIC PRESERVATION FUND

CLASS A SHARES	GENWORTH FINANCIAL TRUST** CO CUST FBO GFWM AND MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	62.66%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	23.41%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	7.44%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	34.48%

	PERSHING LLC** 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	28.79%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	11.09%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	7.12%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN CLEARING CORP OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	6.48%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.25%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	52.70%

	MG TRUST CO CUST FBO** STEVEN M POTTER PC 717 17TH ST STE 1300 DENVER CO 80202-3304	47.30%

SELECT CLASS SHARES	US BANK NA FBO** GUIDEPATH ABSOLUTE RETURN AA PO BOX 1787 MILWAUKEE WI 53201-1787	50.74%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	19.54%

	GENWORTH FINANCIAL TRUST COMPANY FOR THE SOLE BENEFIT OF CUSTOMERS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	13.41%

	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	9.34%

JPM TAX AWARE EQUITY FUND

CLASS A SHARES	MARIL & CO** C/O BMO HARRIS BANK NA ATTN MF 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	26.70%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	23.84%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	18.70%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.43%

CLASS C SHARES	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	23.71%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	18.98%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	14.14%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	11.49%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.18%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.81%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.24%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	96.71%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	66.46%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.36%

	THE NPD GROUP INC OFFICERS WEALTH ACCUMULATION PLAN II PO BOX 419784 KANSAS CITY MO 64141-6784	5.54%

JPM TAX AWARE HIGH INCOME FUND

CLASS A SHARES	AMERICAN ENTERPRISE** INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	30.01%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	10.19%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.55%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	7.09%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6.84%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.32%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	6.29%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.46%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	5.41%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	16.30%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	13.92%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12.63%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	10.56%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	10.46%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.29%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.50%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.11%

SELECT CLASS SHARES	MLPF&S FOR THE SOLE** BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	37.30%

	NATIONAL FINANCIAL** SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	26.09%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	9.77%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.96%

	JPMORGAN CHASE BANK N.A.** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	5.34%

JPM TAX AWARE INCOME OPPORTUNITIES FUND

CLASS A SHARES	MORGAN STANLEY SMITH** BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	32.09%

	UBS WM USA** OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	26.17%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15.80%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.47%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.20%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	27.91%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	17.24%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	15.71%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	15.67%

SELECT CLASS SHARES	LPL FINANCIAL** 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	25.70%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	14.41%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12.96%

	VALLEE & CO FBO NJ C/O BMO HARRIS BANK NA-ATTN MF 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	12.69%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.38%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.78%

JPM TAX AWARE REAL RETURN FUND

CLASS A SHARES	MORGAN STANLEY SMITH** BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	29.94%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	20.49%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	16.42%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.70%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	5.16%

CLASS C SHARES	MLPF&S FOR THE SOLE** BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	27.07%

	MORGAN STANLEY SMITH** BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	26.36%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	19.58%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.83%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.74%

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	81.65%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.87%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	5.43%

CLASS R6 SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	64.05%

	NORTHERN TR CO CUST FBO** GEORGE LUCAS JR LIVING TR PO BOX 92956 CHICAGO IL 60675-2956	35.94%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	55.48%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	13.19%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	11.99%

JPM TAX AWARE REAL RETURN SMA

SMCLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	100.00%

JPM TAX FREE MONEY MKT FUND

AGENCY SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	48.29%

	WSS EOD REGULAR SWEEP** OMNIBUS 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	32.85%

	BEAR STEARNS SECURITIES* CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	10.58%

DIRECT SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

EAGLE SHARES	EAGLE FUND SERVICES INC** FEBO ITS CUSTOMERS (SWEEP) ATTN MATT CALABRO PO BOX 33022 ST PETERSBURG FL 33733-8022	99.96%

INSTITUTIONAL CLASS SHARES	KINGSLEY & CO/JPM ASSET** SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	76.49%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	9.30%

MORGAN SHARES	FIDUCIARY TRUST REVENUE** ATTN: BANK OPERATIONS 600 5TH AVE NEW YORK NY 10020-2302	26.92%

	FIDUCIARY TRUST ATTN: BANK OPERATIONS 600 5TH AVE NEW YORK NY 10020-2326	22.70%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	19.21%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	11.64%

PREMIER SHARES	KINGSLEY & CO/JPM ASSET** SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	82.26%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	11.41%

RESERVE SHARES	JPMSI AS AGENT FOR KINGSLEY*,** AND CO FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	91.76%

	BEAR STEARNS SECURITIES* CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	8.23%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

JPM TOTAL EMERGING MARKETS FUND

CLASS A SHARES	UBS WM USA** OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	35.82%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	21.26%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	14.23%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.11%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	8.92%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	42.18%

	UBS WM USA** OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	37.67%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.35%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	98.51%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R6 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

SELECT CLASS SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	97.10%

JPM TOTAL RETURN FUND

CLASS A SHARES	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	23.95%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	11.37%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.57%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	31.32%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	23.50%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.95%

CLASS R5 SHARES	GREAT-WEST TRUST CO LLC** TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	72.09%

	FRONTIER TRUST CO FBO ALBANY OBSTETRICS & GYNECOLOGY PC PO BOX 10758 FARGO ND 58106-0758	12.32%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	RELIANCE TRUST COMPANY FBO CAP REG ORTHO PS PO BOX 48529 ATLANTA GA 30362-1529	9.26%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	83.70%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	9.68%

JPM U.S. DYNAMIC PLUS FUND

CLASS A SHARES	GENWORTH FINANCIAL TRUST** CO CUST FBO GFWM AND MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	56.41%

	PERSHING LLC** P.O. BOX 2052 JERSEY CITY NJ 07303-2052	26.33%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	13.16%

CLASS C SHARES	AMERICAN ENTERPRISE** INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	32.66%

	MORGAN STANLEY SMITH BARNEY** HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	28.79%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	11.59%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	9.25%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7.86%

SELECT CLASS SHARES	JPMIM AS AGENT FOR*,** JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	30.30%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	24.61%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	23.15%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	16.95%

JPM US EQUITY FUND

CLASS A SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	19.17%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	10.51%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	10.37%

CLASS B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	63.35%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.98%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	47.20%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	12.53%

	MLPF&S 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	9.06%

INSTITUTIONAL CLASS SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	56.12%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	10.58%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	9.89%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.97%

CLASS R2 SHARES	HARTFORD LIFE INSURANCE** COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	45.83%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	11.18%

	STATE STREET BANK & TRUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	10.97%

	ING LIFE INS AND ANNUITY CO ATTN TREASURY DEPT 5780 POWERS FERRY RD NW ATLANTA GA 30327-4347	6.41%

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	6.36%

	NFS LLC FEBO RELIANCE TRUST CO TTEE/CUST FOR TRS FBO VARIOUS RET PLANS 1150 S OLIVE ST STE 2700 LOS ANGELES CA 90015-2211	5.11%

CLASS R5 SHARES	JPMORGAN CHASE AS TTEE* FBO FOREST LABORATORIES INC SAVINGS & PROFIT SHARING PLAN C/O JPMORGAN RETIREMENT PLAN SERV 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	19.44%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 9L686 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	11.86%

	JPMORGAN CHASE BANK AS* TTEE FBO ALLERGAN INC SAVINGS AND INVESTMENT C/O JPMORGAN RETIREMENT PLAN SVCS 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	11.54%

	JPMORGAN CHASE TTEE FBO* REPUBLIC NATIONAL 401K PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	8.26%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	7.32%

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	6.24%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.77%

CLASS R6 SHARES	ATTN MUTUAL FUND OPERATIONS MAC & CO PO BOX 3198 PITTSBURGH PA 15230-3198	13.55%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.30%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.70%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.63%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.88%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.62%

	JPMORGAN CHASE TTEE FBO* TJX COMPANIES INC GENERAL SAVINGS/PROFIT PSP 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	5.41%

SELECT CLASS SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	20.28%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	14.09%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.78%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	11.55%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.86%

JPM US LARGE CAP CORE PLUS FUND

CLASS A SHARES	GENWORTH FINANCIAL TRUST CO CUST FBO GFWM AND MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	16.02%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	12.68%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	10.69%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.26%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	6.85%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.82%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	6.21%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.69%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	17.68%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	16.09%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.69%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	9.05%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.70%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	8.52%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.69%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	5.35%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.17%

CLASS R2 SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	33.53%

	LINCOLN RETIREMENT SERVICES FBO ARMSTRONG AMBULANCE SERVICE PO BOX 7876 FORT WAYNE IN 46801-7876	20.32%

	FRONTIER TRUST CO FBO KEIS GEORGE LLP 401K PS PO BOX 10758 FARGO ND 58106-0758	8.02%

CLASS R5 SHARES	JPMIM AS AGENT FOR*,** JPMORGAN ACCESS GROWTH FUND ATTN CLIENT SERVICES 570 WASHINGTON BLVD FL 6 JERSEY CITY NJ 07310-1617	33.09%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR*,** JPMORGAN ACCESS BALANCED FUND ATTN CLIENT SERVICES 570 WASHINGTON BLVD FL 6 # NY1-I040 JERSEY CITY NJ 07310-1617	28.70%

	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	12.40%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.30%

SELECT CLASS SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	31.01%

	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	28.83%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.31%

JPM U.S. RESEARCH EQUITY PLUS FUND

CLASS A SHARES	NATIONAL FINANCIAL** SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	59.03%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	9.91%

	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	9.27%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	6.42%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.03%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	29.69%

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF TIMOTHY P MURPHY 15737 BURDETTE ST OMAHA NE 68116-2413	21.83%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	20.64%

	STATE STREET BANK & TRUST CO IRA R/O SHAFIQUR M RAHMAN PO BOX 25522 BROOKLYN NY 11202-5522	11.77%

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF LINDA D SIMODYNES 2724 WOODBINE CT BELLEVUE NE 68005-2855	8.03%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	92.42%

	MG TRUST COMPANY CUST. FBO CALIFORNIA RANGELAND TRUST RETIRE 717 17TH ST STE 1300 DENVER CO 80202-3304	7.58%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R6 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

SELECT CLASS SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	96.02%

JPM US SMALL COMPANY FUND

CLASS A SHARES	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	14.86%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.83%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	8.46%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	6.91%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.45%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	16.31%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	14.88%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13.47%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	11.35%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10.90%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	7.47%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.46%

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC** SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	25.25%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	21.12%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	11.02%

	NEW YORK LIFE TRUST CO CUST NEW YORK LIFE 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	10.91%

CLASS R2 SHARES	STATE STREET BANK & TRUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	21.68%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NEW YORK LIFE TRUST CO 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	15.77%

	OPPENHEIMER & CO INC. FBO IBEW LOCAL UNION #527-PSP ANNUITY TRUST FD STRATEGIES ACCT 2509 FM 2004 RD TEXAS CITY TX 77591-8500	10.56%

	EMJAY CORP CUST FBO PLANS OF RPSA CUSTOMERS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	7.05%

	FRONTIER TRUST CO FBO MP ENVIRONMENTAL SERVICES INC 4 PO BOX 10758 FARGO ND 58106-0758	5.96%

CLASS R6 SHARES	BRICS & CO*,** C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	30.13%

	STATE STREET BANK & TRUST AS CUST FBO TRANSDIGM INC 1301 E 9TH ST STE 3710 CLEVELAND OH 44114-1838	22.03%

	JPMIM AS AGENT FOR* WEILL CORNELL MEDICAL BENEFITS TRUST DIVERSIFIED ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-2470 NEWARK DE 19713-2105	17.34%

	JPMIM AS AGENT FOR* BAE SYSTEMS NORTH AMERICA INC ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD OPS 3 FL 2 NEWARK DE 19713-2105	12.80%

	JPMIM AS AGENT FOR* CORNELL UNIVERSITY POSTRETIREMENT WELFARE PLAN A ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-2470 NEWARK DE 19713-2105	10.44%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	15.98%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	14.30%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	7.46%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7.36%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.63%

JPM VALUE ADVANTAGE FUND

CLASS A SHARES	CHARLES SCHWAB & CO INC** SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	36.09%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	14.06%

	GENWORTH FINANCIAL TRUST CO CUST FBO GFWM AND MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	7.65%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.92%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	21.65%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	13.33%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.56%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.51%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	6.41%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.22%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.03%

INSTITUTIONAL CLASS SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	16.99%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.22%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.31%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.08%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.44%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	6.11%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.91%

SELECT CLASS SHARES	NATIONAL FINANCIAL SERVICES** LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	58.96%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	9.64%

SEC CAP US CORE REAL ESTATE SEC FUND

CLASS A SHARES	BRICS & CO*,** C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	84.33%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.37%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS C SHARES	EDWARD D JONES & CO** FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	50.26%

	PERSHING LLC** P.O. BOX 2052 JERSEY CITY NJ 07303-2052	40.96%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	8.79%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT*,** ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R6 SHARES	JPMIM AS AGENT*,** FOR SOUTHERN ILLINOIS HOSPITAL SERVICES ATTN CLIENT SERVICES 460 POLARIS PKWY # OH1-1235 WESTERVILLE OH 43082-8212	56.53%

	RELIANCE TRUST CO FBO** RETIREMENT PLANS SERVICED BY METLIF C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	43.47%

SELECT CLASS SHARES	MITRA & CO FBO 98** C/O M&I TRUST CO NA ATTN MF 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	32.77%

	CURRIE & CO C/O FIDUCIARY TRUST CO INTL PO BOX 3199 NEW YORK NY 10008-3199	15.91%

	WELLS FARGO BANK NA FBO BOULDER COMMUNITY HOSPITAL FUNDS 1340635020 PO BOX 1533 MINNEAPOLIS MN 55480-1533	11.96%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10.61%

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MAC & CO MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	7.44%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7.36%

J.P. Morgan Mutual Fund Investment Trust	Shareholder and Address	Percentage Held
JPM GROWTH ADVANTAGE FUND

CLASS A SHARES	GENWORTH FINANCIAL TRUST CO CUST FBO GFWM AND MUTUAL CLIENTS FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	14.45%

	JPMORGAN CLEARING CORP OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	14.11%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	12.32%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	9.43%

	CHARLES SCHWAB & CO INC FBO SCHWAB CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.34%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.03%

CLASS B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	47.63%

J.P. Morgan Mutual Fund Investment Trust	Shareholder and Address	Percentage Held

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	11.92%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.87%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	27.23%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15.50%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	9.62%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.59%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.98%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6.11%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.07%

J.P. Morgan Mutual Fund Investment Trust	Shareholder and Address	Percentage Held

CLASS R5 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	16.50%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.20%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.00%

	ATTN MUTUAL FUND OPERATIONS MAC & CO PO BOX 3198 PITTSBURGH PA 15230-3198	12.34%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.50%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.77%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.14%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2050 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.22%

J.P. Morgan Mutual Fund Investment Trust	Shareholder and Address	Percentage Held

CLASS R6 SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	64.77%

	JPMIM AS AGENT FOR* TWG HOLDINGS INC-CONSUMERS PROGRAM ADMIN-EQUITY ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD OPS3/FLR3 NEWARK DE 19713-2105	19.16%

	JPMIM AS AGENT FOR BAE* SYSTEMS NORTH AMERICA INC ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD OPS 3 FL 2 NEWARK DE 19713-2105	7.81%

	JPMIM AS AGENT FOR* OFFICE OF HAWAIIAN AFFAIRS ATTN CLIENT SERVICES 460 POLARIS PKWY # OH1-1235 WESTERVILLE OH 43082-8212	7.44%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	53.63%

	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	33.90%

JPM MID CAP VALUE FUND

CLASS A SHARES	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	11.87%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	10.49%

J.P. Morgan Mutual Fund Investment Trust	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	6.80%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.46%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.22%

CLASS B SHARES	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	24.64%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	20.39%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	12.47%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.06%

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	21.22%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	20.53%

J.P. Morgan Mutual Fund Investment Trust	Shareholder and Address	Percentage Held

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	11.23%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.15%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.12%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.74%

INSTITUTIONAL CLASS SHARES	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	22.36%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.26%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	7.83%

CLASS R2 SHARES	MASSACHUSETTS MUTUAL LIFE INS CO ATTN RS FUND OPERATIONS ATTN RS FUND OPERATIONS 1295 STATE STREET MIP C105 SPRINGFIELD MA 01111-0001	16.33%

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	12.00%

J.P. Morgan Mutual Fund Investment Trust	Shareholder and Address	Percentage Held

	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	11.51%

	TAYNIK & CO CUST INVESTORS BANK AND TRUST CO 200 CLARENDON ST # 090 BOSTON MA 02116-5021	11.08%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.52%

	PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN 767 ASSOCIATED FOOD STORES INC 1850 W 2100 S SALT LAKE CTY UT 84119-1304	5.99%

SELECT CLASS SHARES	EDWARD D JONES & CO** FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	38.77%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	12.88%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	7.29%

Undiscovered Managers Funds	Shareholder and Address	Percentage Held
JPM REALTY INCOME FUND

CLASS A SHARES	GENWORTH FINANCIAL TRUST** COMPANY FOR THE SOLE BENEFIT OF CUSTOMERS 3200 N CENTRAL AVE PHOENIX AZ 85012-2468	31.55%

	JPMORGAN CLEARING CORP* OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	18.20%

Undiscovered Managers Funds	Shareholder and Address	Percentage Held

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	15.45%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6.70%

CLASS B SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	48.50%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	20.34%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10.56%

CLASS C SHARES	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	30.49%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	17.87%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.67%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	10.44%

Undiscovered Managers Funds	Shareholder and Address	Percentage Held

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK N.A.*,** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	53.96%

	CHARLES SCHWAB & CO INC SPECIAL CUST A/C FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.78%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	9.54%

CLASS R5 SHARES	ATTN MUTUAL FUND OPERATIONS MAC & CO PO BOX 3198 PITTSBURGH PA 15230-3198	22.17%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	14.18%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.99%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.66%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.60%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.43%

Undiscovered Managers Funds	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.25%

UM BEHAVIORAL VALUE FUND

CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	16.80%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	14.10%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	13.89%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.09%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.98%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.67%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.09%

CLASS B SHARES	FIRST CLEARING LLC** SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	33.25%

Undiscovered Managers Funds	Shareholder and Address	Percentage Held

	JPMORGAN CLEARING CORP*,** OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	27.56%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10.77%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	16.65%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	16.61%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	13.54%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	12.17%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.16%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.11%

INSTITUTIONAL CLASS SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	30.05%

Undiscovered Managers Funds	Shareholder and Address	Percentage Held

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	22.97%

	CHARLES SCHWAB & CO INC SPECIAL CUST A/C FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.49%

	MB FINANCIAL BANK N A 6111 N RIVER RD STE 800 FL 8 ROSEMONT IL 60018-5111	7.30%

	T ROWE PRICE RETIREMENT PLAN SERVICES INC CUST FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	5.63%

CLASS R2 SHARES	STATE STREET BANK & TRUST** FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	90.16%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	7.79%

CLASS R6 SHARES	TD AMERITRADE TRUST CO** PO BOX 17748 DENVER CO 80217-0748	59.79%

	NFS LLC FBO** FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	38.09%

SELECT CLASS SHARES	MLPF&S FOR THE SOLE BENEFIT** OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	51.93%

Undiscovered Managers Funds	Shareholder and Address	Percentage Held

	MORGAN STANLEY SMITH** BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	28.18%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	11.48%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.05%

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 270 Park Avenue New York, NY 10017 on June 10, 2014

Please detach at perforation before mailing.

PROXY	JPMORGAN TRUST I, J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC., J.P. MORGAN MUTUAL FUND INVESTMENT TRUST AND UNDISCOVERED MANAGERS FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2014	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Wendy Setnicka, Elisaida Poueriet and Joseph Parascondola, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of JPMorgan Trust I (the “Trust”), to be held on June 10, 2014, at 11:00 a.m., Eastern Time, at the offices of the Trusts at 270 Park Avenue, New York, New York 10017, and at any adjournments thereof (each, a “Meeting”), all of the shares of each series of the Trusts which the undersigned would be entitled to vote if personally present. The undersigned hereby revokes any proxy previously given.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS ON THE REVERSE SIDE OF THIS CARD. In their discretion, the proxies are authorized to vote on any other matter properly brought before the Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	25469_040414-BK1

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 10, 2014

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/jpm-25469

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Funds	Funds	Funds
JPMorgan Trust I	JPMorgan Trust I	JPMorgan Trust I
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
JPMorgan Alternative Strategies Fund	JPMorgan Asia Pacific Fund	JPMorgan California Municipal Money Market Fund
JPMorgan California Tax Free Bond Fund	JPMorgan China Region Fund	JPMorgan Commodities Strategy Fund
JPMorgan Corporate Bond Fund	JPMorgan Current Income Fund	JPMorgan Current Yield Money Market Fund
JPMorgan Disciplined Equity Fund	JPMorgan Diversified Fund	JPMorgan Diversified Real Return Fund
JPMorgan Dynamic Growth Fund	JPMorgan Dynamic Small Cap Growth Fund	JPMorgan Emerging Economies Fund
JPMorgan Emerging Markets Debt Fund	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Local Currency Debt Fund
JPMorgan Equity Focus Fund	JPMorgan Federal Money Market Fund	JPMorgan Floating Rate Income Fund
JPMorgan Global Allocation Fund	JPMorgan Global Bond Opportunities Fund	JPMorgan Global Equity Income Fund
JPMorgan Global Natural Resources Fund	JPMorgan Global Research Enhanced Index Fund	JPMorgan Growth and Income Fund
JPMorgan Income Builder Fund	JPMorgan Inflation Managed Bond Fund	JPMorgan Intermediate Tax Free Bond Fund
JPMorgan International Currency Income Fund	JPMorgan International Equity Fund	JPMorgan International Opportunities Fund
JPMorgan International Realty Fund	JPMorgan International Unconstrained Equity Fund	JPMorgan International Value Fund
JPMorgan International Value SMA Fund	JPMorgan Intrepid Advantage Fund	JPMorgan Intrepid America Fund
JPMorgan Intrepid European Fund	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid International Fund
JPMorgan Intrepid Value Fund	JPMorgan Latin America Fund	JPMorgan Managed Income Fund
JPMorgan Market Neutral Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Multi-Sector Income Fund
JPMorgan New York Municipal Money Market Fund

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

In their discretion, the proxies are authorized to vote, on any other business as may properly come before the Meeting or any adjournment or postponement thereof. No proposal is conditioned on approval of any other proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.	To elect the current thirteen (13) Trustees:

01. Dr. Matthew Goldstein 05. Mary E. Martinez 09. Dr. Robert A. Oden, Jr. 13. Frankie D. Hughes	02. John F. Finn 06. Marilyn McCoy 10. Marian U. Pardo	03. Robert J. Higgins 07. Mitchell M. Merin 11. Frederick W. Ruebeck	04. Peter C. Marshall 08. William G. Morton, Jr. 12. James J. Schonbachler	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

INSTRUCTIONS: To withhold authority to vote for any individual Trustee nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To amend the concentration policy of the JPMorgan Asia Pacific Fund.	FOR	AGAINST	ABSTAIN

JPMorgan Asia Pacific Fund	☐	☐	☐

3. To transact such other business as may properly come before the Meeting and any adjournments thereof.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 270 Park Avenue New York, NY 10017 on June 10, 2014

Please detach at perforation before mailing.

PROXY	JPMORGAN TRUST I, J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC., J.P. MORGAN MUTUAL FUND INVESTMENT TRUST AND UNDISCOVERED MANAGERS FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2014	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Wendy Setnicka, Elisaida Poueriet and Joseph Parascondola, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of JPMorgan Trust I (the “Trust”), to be held on June 10, 2014, at 11:00 a.m., Eastern Time, at the offices of the Trusts at 270 Park Avenue, New York, New York 10017, and at any adjournments thereof (each, a “Meeting”), all of the shares of each series of the Trusts which the undersigned would be entitled to vote if personally present. The undersigned hereby revokes any proxy previously given.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS ON THE REVERSE SIDE OF THIS CARD. In their discretion, the proxies are authorized to vote on any other matter properly brought before the Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	25469_040414-BK1

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 10, 2014

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/jpm-25469

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Funds	Funds	Funds
JPMorgan Trust I	JPMorgan Trust I	JPMorgan Trust I
JPMorgan New York Tax Free Bond Fund	JPMorgan Prime Money Market Fund	JPMorgan Real Return Fund
JPMorgan Research Equity Long/Short Fund	JPMorgan Research Market Neutral Fund	JPMorgan Short Duration High Yield Fund
JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund	JPMorgan SmartAllocation Equity Fund
JPMorgan SmartAllocation Income Fund	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2010 Fund
JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund
JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund
JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan Strategic Income Opportunities Fund	JPMorgan Strategic Preservation Fund
JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware High Income Fund	JPMorgan Tax Aware Income Opportunities Fund
JPMorgan Tax Aware Real Return Fund	JPMorgan Tax Aware Real Return SMA Fund	JPMorgan Tax Free Money Market Fund
JPMorgan Total Emerging Markets Fund	JPMorgan Total Return Fund	JPMorgan U.S. Dynamic Plus Fund
JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Equity Plus Fund
JPMorgan U.S. Small Company Fund	JPMorgan Value Advantage Fund	Security Capital U.S. Core Real Estate Securities Fund

J. P Morgan Fleming Mutual Fund Group Inc.	J. P Morgan Mutual Fund Investment Trust	Undiscovered Managers Funds
JPMorgan Mid Cap Value Fund	JPMorgan Growth Advantage Fund	JPMorgan Realty Income Fund
Undiscovered Managers Behavioral Value Fund

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

In their discretion, the proxies are authorized to vote, on any other business as may properly come before the Meeting or any adjournment or postponement thereof. No proposal is conditioned on approval of any other proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.	To elect the current thirteen (13) Trustees:

01. Dr. Matthew Goldstein 05.Mary E. Martinez 09. Dr. Robert A. Oden, Jr. 13. Frankie D. Hughes	02. John F. Finn 06. Marilyn McCoy 10. Marian U. Pardo	03. Robert J. Higgins 07. Mitchell M. Merin 11. Frederick W. Ruebeck	04. Peter C. Marshall 08. William G. Morton, Jr. 12. James J. Schonbachler	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

INSTRUCTIONS: To withhold authority to vote for any individual Trustee nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To amend the concentration policy of the JPMorgan Asia Pacific Fund.

Not Applicable

3. To transact such other business as may properly come before the Meeting and any adjournments thereof.

25469_040414-BK1